                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                    ALLETE, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

[PAGE]
                --------------------------------------------
                       [ALLETE LOGO]
                                      2005
                           Notice and Proxy Statement
                --------------------------------------------







                         ANNUAL MEETING OF SHAREHOLDERS
                ------------------------------------------------
                TUESDAY, MAY 10, 2005          DULUTH, MINNESOTA


[PAGE]

[ALLETE LOGO]




                                   March 22, 2005


Dear Shareholder:

         You are cordially invited to ALLETE's 2005 Annual Meeting of Shareholders to be held on Tuesday, May 10, 2005 at 10:30 a.m. in the auditorium of the Duluth Entertainment Convention Center (DECC). The DECC is located on the waterfront of Lake Superior at 350 Harbor Drive in Duluth, Minnesota. Free parking is available in the adjoining lot. On behalf of the ALLETE Board of Directors, I encourage you to attend.

         At this year's meeting you will be asked to elect nine directors, to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, and to approve the continuation of the ALLETE Executive Long-Term Incentive Compensation Plan.

         David Gartzke, Wynn Bussmann, Dennis Green, Donald Wegmiller and Deborah Weinstein have resigned from the ALLETE Board and now serve on the Board of Directors of ADESA, Inc., which was successfully spun off from ALLETE in September 2004. We appreciate their service to ALLETE and wish ADESA continued success as an independent public company.

         During the past year we have welcomed Roger Peirce, Heidi Eddins, Madeleine Ludlow and Don Shippar to the Board. The nine directors standing for election bring a tremendous wealth of experience and offer an impressive set of skills to ALLETE.

         After the Annual Meeting, we invite you to visit with our directors, officers and employees over lunch in the Lake Superior Ballroom located in the DECC. If you plan to join us for lunch, please return the enclosed reservation card.

         Your vote is important to us. Whether or not you plan to attend our Annual Meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please vote your shares online, by a toll-free telephone call or by signing, dating and returning the enclosed Proxy Card. Specific instructions on how to vote are provided on your Proxy Card.

         Thank you for your investment in ALLETE.

                                   Sincerely,

                                   Bruce Stender

                                   Bruce Stender
                                   Chairman

                                  ALLETE, INC.
                             30 WEST SUPERIOR STREET
                             DULUTH, MINNESOTA 55802

--------------------------------------------------------------------------------
             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS -- MAY 10, 2005
--------------------------------------------------------------------------------

         The Annual Meeting of Shareholders of ALLETE, Inc. will be held in the auditorium of the Duluth Entertainment Convention Center, 350 Harbor Drive, Duluth, Minnesota, on Tuesday, May 10, 2005 at 10:30 a.m. for the following purposes:

         1. To elect a Board of nine directors to serve for the ensuing year;

         2. To ratify the appointment of PricewaterhouseCoopers LLP as ALLETE's independent registered public accounting firm for 2005;

         3. To approve  the  continuation  of the  ALLETE  Executive   Long-Term
            Incentive Compensation Plan; and

         4. To transact such other business as may properly come before the meeting or any adjournments thereof.

         Shareholders of record on the books of ALLETE at the close of business on March 11, 2005 are entitled to notice of and to vote at the Annual Meeting.

         All shareholders are cordially invited and encouraged to attend the meeting in person. The holders of a majority of the shares entitled to vote at the meeting must be present in person or by proxy to constitute a quorum.

         Your early response will facilitate an efficient tally of your votes. If voting by mail, please sign, date and return the enclosed Proxy Card in the envelope provided. Alternatively, you may follow the instructions on your Proxy Card to vote your shares online or by a toll-free telephone call.

By order of the Board of Directors,

Deborah A. Amberg

Deborah A. Amberg
Vice President, General Counsel and Secretary

March 22, 2005
Duluth, Minnesota

                                  ALLETE, INC.
                             30 WEST SUPERIOR STREET
                             DULUTH, MINNESOTA 55802

--------------------------------------------------------------------------------
                                PROXY STATEMENT
--------------------------------------------------------------------------------

SOLICITATION

         The Proxy Card accompanying this Proxy Statement is solicited on behalf of the Board of Directors (Board or individually, Director) of ALLETE, Inc. (ALLETE or Company) for use at the Annual Meeting of Shareholders to be held on May 10, 2005 and any adjournments thereof. The purpose of the meeting is to elect a Board of nine directors to serve for the ensuing year, to ratify the appointment of PricewaterhouseCoopers LLP (PricewaterhouseCoopers) as ALLETE's independent registered public accounting firm for 2005, to approve the continuation of the ALLETE Executive Long-Term Incentive Compensation Plan, and to transact such other business as may properly come before the meeting. All properly submitted proxies received at or before the meeting and entitled to vote will be voted at the meeting.

         This Proxy Statement and the enclosed Proxy Card were first mailed on or about March 22, 2005.

         Any shareholder giving a Proxy has the right to revoke it at any time prior to its exercise by providing notice in writing to the Secretary of ALLETE.

         ALLETE expects to solicit proxies primarily by mail. Proxies also may be solicited at a nominal cost in person and by telephone by employees or retirees of ALLETE. The expenses of such solicitation are the ordinary ones in connection with preparing, assembling and mailing the material, and also include charges and expenses of brokerage houses and other custodians, nominees or other fiduciaries for communicating with shareholders. Additional solicitation of proxies will be made by mail, telephone and in person by Georgeson Shareholder Communications, Inc., a firm specializing in the solicitation of proxies, at a cost to ALLETE of approximately $15,000 plus expenses. The full amount of such costs will be paid by ALLETE.

OUTSTANDING SHARES AND VOTING PROCEDURES

         As of March 11, 2005 there were $29,818,426 outstanding shares of capital stock of ALLETE, without par value (Common Stock).

         Each share of the Common Stock of record on the books of ALLETE at the close of business on March 11, 2005 is entitled to notice of the Annual Meeting and to one vote.

         The affirmative vote of a majority of the shares of stock entitled to vote at the Annual Meeting is required for election of each Director, and the affirmative vote of a majority of the shares of stock present and entitled to vote is required for approval of the other items described in the Proxy Statement to be acted upon by shareholders. An automated system administered by Wells Fargo Bank, N.A. tabulates the votes. Abstentions are included in determining the number of shares present and voting, and are treated as votes against the particular proposal. Broker non-votes are not counted for or against any proposal, but are treated as present for purposes of determining a quorum. A "broker non-vote" occurs when your broker submits a Proxy Card for your shares but does not indicate a vote on a particular matter because the broker has not received voting instructions from you and does not have authority to vote on that matter without such instructions. Under the rules of the New York Stock Exchange (NYSE), if your broker holds shares in your name, the broker, in the absence of voting instructions from you, is entitled to vote your shares on Item No. 1 and Item No. 2 and other routine matters, but not on Item No. 3.

         Unless contrary instructions are indicated on the Proxy, all shares represented by valid proxies will be voted "FOR" the election of all nominees for Director named herein, "FOR" ratifying the appointment of PricewaterhouseCoopers as ALLETE's independent registered public accounting firm for 2005, and "FOR" approval of the continuation of the ALLETE Executive Long-Term Incentive Compensation Plan. If any other business is transacted at the meeting, all shares represented by valid proxies will be voted in accordance with the judgment of the appointed proxies.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The only person known to ALLETE who as of March 11, 2005 beneficially owned more than 5 percent of any class of ALLETE's voting securities is American Express Trust Company, 928 AXP Financial Center, Minneapolis, MN 55474. As of March 11, 2005 American Express Trust Company held 4,487,553 shares, or 15 percent, of the Common Stock in its capacity as Trustee of the Minnesota Power and Affiliated Companies Retirement Savings and Stock Ownership Plan (RSOP). Generally, these shares will be voted in accordance with instructions received by American Express Trust Company from participants in the RSOP.

         The following table shows the shares of Common Stock beneficially owned by Directors, nominees for Director, executive officers named in the Summary Compensation Table which appears subsequently in this Proxy Statement, and all Directors and executive officers of ALLETE as a group, as of March 11, 2005. Unless otherwise indicated, the persons shown have sole voting and investment power over the shares listed.

                                           Options                                                             Options
                     Number of Shares     Exercisable                                 Number of Shares       Exercisable
Name of               Beneficially      Within 60 Days         Name of                 Beneficially         Within 60 Days
Beneficial Owner         Owned <F1>   After March 11, 2005     Beneficial Owner          Owned <F1>      After March 11, 2005
------------------------------------------------------------------------------------------------------------------------------------
Heidi J. Eddins           2,003                 0              Bruce W. Stender             9,788                6,422
Peter J. Johnson         23,740               647              David G. Gartzke            21,168                    0
Madeleine W. Ludlow       1,915                 0              James K. Vizanko            12,948               23,534
George L. Mayer          15,002             3,879              Laura A. Holquist            5,538                1,236
Roger D. Peirce           1,134                 0              James P. Hallett                 0                    0
Jack I. Rajala            7,761            10,215              Mark A. Schober             11,637                7,813
Donald J. Shippar        14,006            22,365              Claudia R. Scott Welty       7,440               11,782
Nick Smith                4,178             3,608


All Directors and
executive officers
as a group (20):        150,223           113,506
------------------------------------------------------------------------------------------------------------------------------------

<F1> Includes (i) shares as to which voting and  investment  power is shared with the person's  spouse:  Mr.  Johnson - 14,061,  Mr.
     Schober - 4,189, and Ms. Welty - 4,582;  (ii) shares owned  by  the  person's  spouse: Mr. Johnson - 111,  Mr. Smith - 17,  and
     Ms. Holquist - 1,135; and  (iii)  shares  held  by  the  person's  minor  children: all Directors  and executive  officers   as
     a  group - 70.  Each  Director  and executive  officer  owns  only  a  fraction of 1 percent  of  the  Common  Stock,  and  all
     Directors  and executive officers as a group also own less than 1 percent of the Common Stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Directors and executive officers, and persons who own more than 10 percent of a registered class of ALLETE's equity securities, to file reports of initial ownership of Common Stock and other equity securities, and subsequent changes in that ownership with the Securities and Exchange Commission (SEC) and the NYSE. Based on a review of such reports and the written representations of our Directors and executive officers, ALLETE believes that all such filing requirements were met during 2004.

PROPOSALS OF SHAREHOLDERS FOR THE 2006 ANNUAL MEETING

         All proposals from shareholders to be considered for inclusion in the Proxy Statement relating to the Annual Meeting scheduled for May 9, 2006 must be received by the Secretary of ALLETE at 30 West Superior Street, Duluth, MN 55802-2093 not later than November 11, 2005. In addition, the persons to be named as proxies in the Proxy Cards relating to that Annual Meeting may have the discretion to vote their proxies in accordance with their judgment on any matter as to which ALLETE did not have notice prior to January 25, 2006, without discussion of such matter in the Proxy Statement relating to that Annual Meeting.

--------------------------------------------------------------------------------
ITEM NO. 1 - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         It is intended that the shares represented by the Proxy will be voted, unless authority is withheld, "FOR" the election of the nine nominees for Director named below and on the next page. Directors are elected to serve until the next annual election of Directors and until a successor is elected and qualified, or until a Director's earlier resignation or removal. If any nominee should become unavailable, which is not anticipated, the Board may provide by resolution for a lesser number of Directors, or designate substitute nominees, who would receive the votes represented by the enclosed Proxy.

NOMINEES FOR DIRECTOR
--------------------------------------------------------------------------------

[Photo] HEIDI J. EDDINS, 48, St. Augustine, FL. Member of the Corporate Governance and Nominating Committee. Executive Vice President, Secretary and General Counsel of Florida East Coast Industries, Inc., a transportation and real estate company based in St. Augustine, Florida. Joined Florida East Coast Industries in 1999, and is responsible for all legal and government affairs of the corporation in addition to managing a variety of real estate related transactions. Commissioner, Florida Transportation Commission. DIRECTOR SINCE 2004.

--------------------------------------------------------------------------------

[Photo] PETER J. JOHNSON, 68, Tower, MN. Member of the Audit Committee, and the Corporate Governance and Nominating Committee. Chairman of Hoover Construction Company, a highway and heavy construction contractor. Member of the Board of Directors of the Marshall H.
              and Nellie Alworth Memorial Fund, which provides college scholarships to students from northern Minnesota. DIRECTOR SINCE 1994.

--------------------------------------------------------------------------------

[Photo] MADELEINE W. LUDLOW, 50, Cincinnati, OH. Member of the Audit Committee. Since January 2005 Principal of Ludlow Ward Capital Partners, LLC, a Cincinnati-based investment banking firm serving small and middle market companies. Chairman, CEO and President of Cadence Network, Inc., a web-based provider of utility expense management services from 2000 to 2004. Formerly Vice President and CFO of Cinergy Corp. Trustee of the Darden Graduate School of Business Administration at the University of Virginia. DIRECTOR SINCE 2004.

--------------------------------------------------------------------------------

[Photo] GEORGE L. MAYER, 60, Essex, CT. Chair of the Audit Committee and member of the Executive Compensation Committee. Founder and President of Manhattan Realty Group, which manages various apartment properties. Director of Schwaab, Inc., one of the nation's largest manufacturers of handheld rubber stamps and associated products. DIRECTOR SINCE 1996.

--------------------------------------------------------------------------------

NOMINEES FOR DIRECTOR
--------------------------------------------------------------------------------

[Photo] ROGER D. PEIRCE, 67, Tucson, AZ. Member of the Audit Committee and the Executive Compensation Committee. Corporate consultant since his retirement in 1994 from his position as Vice Chair of the Board and CEO of Super Steel Products Corporation, a contract manufacturer of fabricated metal products. Director and Chairman of the Compensation Committee of Journal Communication, Inc., a diversified media and communications company, Director of Demco, Inc., which offers a wide variety of products to libraries and schools, Director of Brady Corporation, a seller of high performance labels and signs, and Compensation Committee Chairman for Schwaab, Inc., one of the nation's largest manufacturers of rubber stamps and associated products. DIRECTOR SINCE 2004.

--------------------------------------------------------------------------------

[Photo] JACK I. RAJALA, 65, Grand Rapids, MN. Chair of the Executive Compensation Committee, and member of the Corporate Governance and Nominating Committee. Chairman and CEO of Rajala Companies, and Director and President of Rajala Mill Company, both of which manufacture and trade lumber. Chairman and CEO of Boundary Co., a forestland investment company, and member of the Board of Regents of Concordia College in Minnesota. DIRECTOR SINCE 1985.

--------------------------------------------------------------------------------

[Photo] DONALD J. SHIPPAR, 56, Superior, WI. President and Chief Executive Officer of ALLETE. Since joining the Company in 1976, has served as Director of human resources, Vice President of transmission and distribution, Senior Vice President for customer service and delivery, Chief Operating Officer of Minnesota Power and President of Minnesota Power. Was named President and CEO of ALLETE in 2004. DIRECTOR SINCE 2004.

--------------------------------------------------------------------------------

[Photo] NICK SMITH, 68, Duluth, MN. Member of the Corporate Governance and Nominating Committee, and the Executive Compensation Committee. Chairman of Northeast Ventures Corporation, a venture capital firm investing in northeastern Minnesota. Director of ADESA, Inc., a provider of used and salvaged vehicle auctions and related services. Director of Community Development Venture Capital Alliance, a national trade association. Director of North Shore Bank of Commerce in Minnesota. DIRECTOR SINCE 1995.

--------------------------------------------------------------------------------

[Photo] BRUCE W. STENDER, 63, Duluth, MN. Chairman of ALLETE, and Chair of the Corporate Governance and Nominating Committee. President and CEO of Labovitz Enterprises, Inc., which owns and manages hotels and commercial real estate. Trustee of the C.K. Blandin Foundation and member of the Chancellor's Advisory Committee for the University of Minnesota Duluth. DIRECTOR SINCE 1995.

--------------------------------------------------------------------------------

CORPORATE GOVERNANCE

         Corporate governance encompasses the internal policies and practices by which ALLETE is operated and controlled on behalf of its shareholders. Sound corporate governance starts with a strong, independent Board that is accountable to the Company and its shareholders. The role of the Board is to effectively govern the affairs of the Company for the benefit of its shareholders and, to the extent appropriate under Minnesota law, other constituencies, including the Company's employees, customers, suppliers and the communities in which it does business. Because the Company's ultimate goal is to best focus and direct the resources of the Company, ALLETE views good corporate governance as a source of competitive advantage.

         In 2004 the Board and its committees continued to examine their processes and strengthen them as appropriate. Corporate Governance Guidelines that were initially adopted in 2002 and amended in 2003 were further revised in 2004. Committee charters were updated in 2004 and 2005. The Corporate Governance Guidelines document Board rules and responsibilities, Board selection and composition policies, Board operating policies, Board committee responsibilities, Director compensation and other matters. Current copies of ALLETE's Corporate Governance Guidelines and the charters of the Corporate Governance and Nominating, Audit and Executive Compensation committees are available on ALLETE's website at www.allete.com. Shareholders may request free printed copies of these documents from ALLETE Shareholder Services, 30 West Superior Street, Duluth, MN 55802-2093.

         The Board's evaluation of ALLETE's corporate governance processes is ongoing. This assures that the Board and its committees have the necessary authority and practices in place to review and evaluate the Company's business operations as needed, and to make decisions that are independent of the Company's management. As examples, the Board and its committees undertake an annual self-evaluation process, meet regularly without members of management present, have direct access to and meet individually with members of management, and retain their own advisors as they deem appropriate. In January 2005 the Board met with Mercer Delta Organizational Consulting and reviewed best practices for board governance.

CODE OF ETHICS

         ALLETE has adopted a written Code of Ethics that applies to all of our employees, including our chief executive officer, chief financial officer and controller. A copy of our Code of Ethics is available on our website at www.allete.com and printed copies are available upon request without charge. Any amendment to the Code of Ethics or any waiver of the Code of Ethics will be disclosed on our website at www.allete.com promptly following the date of such amendment or waiver.

DIRECTOR INDEPENDENCE

         The Board has adopted  independence  standards into ALLETE's  Corporate
Governance   Guidelines  that  incorporate  all  of  the  director  independence standards of the NYSE.

         An "independent" Director has no material relationship with the Company (either directly or as a partner, shareholder, or officer of an organization that has a relationship with the Company). The Board considers a "material relationship" to exist where the Director, or a member of the Director's immediate family has (or had during the past three years) a relationship with the Company as an:

         -  employee;

         -  employee or affiliate of a present or former auditor of the Company;

         -  employee  of  any  other business  organization  where  any  of  the
            Company's  executives   serve  on   that  business    organization's
            compensation committee;

         -  individual  who  receives more than $100,000 in direct  compensation
            from  the  Company  (other   than  Director  and committee fees, and
            pension and other deferred compensation); or

         - executive officer or employee of another company that makes payments to, or receives payments from the Company in any year which exceeds the greater of $1 million or 2 percent of the other company's consolidated gross revenues.

         The Board has reviewed each of the Directors' relationships with the Company in conjunction with these standards, and has affirmatively determined that all of our Directors, other than Mr. Shippar, are independent under the Board's independence standards and are independent directors under the NYSE's corporate governance rules.

         The Board has established responsibilities for the Chairman, or for the Lead Director if the Chairman is not "independent," which include, among other things, coordinating the activities of the Company's independent Directors, advising the Chairman on Board meeting agendas and on the effectiveness of the Board meeting processes. The Chairman or the Lead Director will preside over each executive session of the non-management Directors, which occur at all regular Board meetings. Any non-management Director may request that an additional executive session be held.

DIRECTOR NOMINATIONS

         The Corporate Governance and Nominating Committee recommends director candidates to the Board, and will consider for such recommendations, director candidates proposed by management, other Directors, search firms and shareholders. All director candidates will be evaluated based on the identified criteria, regardless of the identity of the individual or entity who proposed the director candidate. A shareholder wishing to propose a candidate should provide the candidate's name and a detailed background of the candidate's qualifications to the Corporate Governance and Nominating Committee by addressing the Secretary of ALLETE, 30 West Superior Street, Duluth, MN 55802-2093.

         The selection of director nominees includes consideration of factors deemed appropriate by the Board. The Board has engaged a search firm to assist in identifying, evaluating and conducting due diligence on potential director nominees. Factors may include integrity, achievements, judgment, intelligence, personal character, the interplay of the candidate's relevant experience with the experience of other Board members, the willingness of the candidate to devote adequate time to Board duties and the likelihood that he or she will be willing and able to serve on the Board for a sustained period. The Corporate Governance and Nominating Committee will consider the candidate's independence, as defined in the Corporate Governance Guidelines, and the rules of the NYSE and SEC. In connection with the selection, due consideration will be given to the Board's overall balance of diversity of perspectives, backgrounds and experiences. Experience, knowledge and skills to be represented on the Board include, among other considerations, financial expertise (including an "audit committee financial expert" within the meaning of the SEC's rules), electric utility and/or real estate knowledge and contacts, financing experience, strategic planning, business development and community leadership.

         The Corporate Governance and Nominating Committee will review all candidates, and before any contact is made with a potential candidate, will notify the Board of its intent to do so, will provide the candidate's name and background information, and allow time for directors to comment. The Corporate Governance and Nominating Committee screens, personally interviews and recommends candidates to the Board. A majority of the committee members will interview any potential nominee before recommending that candidate to the Board. The recommendations of the Corporate Governance and Nominating Committee will be timed so as to allow interested Board members an opportunity to interview the candidate prior to the nomination of the candidate.

         On September 21, 2004 the Board elected Mr. Shippar and Ms. Eddins as Directors. Mr. Shippar is CEO of ALLETE. Ms. Eddins was identified by Mr. Shippar. On October 20, 2004 the Board elected Ms. Ludlow as a director. Ms. Ludlow was identified by a search firm.

BOARD AND COMMITTEE MEETINGS IN 2004

         During 2004 the Board held nine meetings. All directors attended 75 percent or more of the aggregate number of meetings of the Board and applicable committee meetings in 2004. Directors are expected to attend the Annual Meeting and all directors attended in 2004.

         The Corporate Governance and Nominating Committee includes Mr. Stender (Chair), Ms. Eddins, Mr. Johnson, Mr. Rajala and Mr. Smith, and it held four meetings during 2004. It provides recommendations to the Board with respect to Board organization, membership, function, committee structure and membership, succession planning for executive management and the application of corporate governance principles. The Corporate Governance and Nominating Committee also performs the functions of a director nominating committee, leads the Board's annual evaluation of the chief executive officer and is authorized to exercise the authority of the Board in the intervals between meetings.

         The Audit Committee includes Mr. Mayer (Chair), Ms. Ludlow, Mr. Johnson and Mr. Peirce, and it held twelve meetings in 2004. It recommends the selection of an independent registered public accounting firm, reviews the independence and performance of the independent registered public accounting firm, reviews and evaluates ALLETE's accounting practices, reviews periodic financial reports to be provided to the public, and reviews and recommends approval of the annual audit report.

         The Executive Compensation Committee includes Mr. Rajala (Chair), Mr. Mayer, Mr. Peirce and Mr. Smith, and it held seven meetings in 2004. It establishes compensation and benefit arrangements for ALLETE's executive officers and other key executives that are intended to be equitable, competitive in the marketplace and consistent with corporate objectives.

         In 2003 the Board established the Automotive Services Strategy Committee and the Minnesota Power Strategy Committee to focus on the strategies of these business units. Each of these committees held four meetings in 2004. These two committees were dissolved following the spin-off of ADESA, Inc. (ADESA) in September 2004.

COMMUNICATIONS BETWEEN SHAREHOLDERS AND THE BOARD OF DIRECTORS

         Shareholders who wish to communicate directly with the Board or with the non-management Directors may do so by addressing the Chairman or Lead Director, c/o Secretary of ALLETE, 30 West Superior Street, Duluth, MN 55802-2093.

DIRECTOR COMPENSATION

         Employee Directors receive no additional compensation for their services as Directors. ALLETE pays each non-employee Director under the terms of the ALLETE Director Stock Plan an annual cash retainer and an annual equity retainer fee paid entirely in Common Stock in amounts valued as set forth below:

                             Annual Retainer Fee         Annual Equity Retainer
                             --------------------------------------------------
         Chairman or
          Lead Director             $73,000                     $47,500
         Director                   $20,000                     $47,500

         In addition, ALLETE pays each non-employee Director, other than the Lead Director or Chairman, annual cash retainer fees for each committee and chair assignment as set forth below:

                                               Committee Retainer Fees
                                       Members       Chair (Includes Member Fee)
                                     -------------------------------------------
         Audit                         $9,000                   $15,000
         Executive Compensation        $7,500                   $12,000
         Corporate Governance
          and Nominating               $7,500                   $12,000


         In 2004 Directors received an additional cash retainer fee of $3,667 on the Automotive Services Strategy Committee and/or the Minnesota Power Strategy Committee.

         Directors may elect to defer all or part of the cash portion of their retainer fees under the terms of the ALLETE Director Compensation Deferral Plan.

COMPENSATION OF EXECUTIVE OFFICERS

         The following information describes compensation paid in the years 2002, 2003 and 2004 to ALLETE's named executive officers. Included in the table are two former executive officers, Mr. Gartzke and Mr. Hallett, who held their positions with ALLETE's automotive services business until September 20, 2004 when ALLETE completed the spin-off of ADESA to our shareholders.

                                              2004 PROXY SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------------
                                            Annual Compensation<F1>                   Long-Term Compensation
                                      --------------------------------   ----------------------------------------------
                                                                                        Awards                  Payouts
                                                                         -----------------------------------    -------
                                                               Other                           Securites                   All
                                                              Annual      Restricted     Underlying  Options              Other
                                                              Compen-       Stock          ALLETE     ADESA      LTIP    Compen-
Name and                               Salary     Bonus<F2>   sation        Award        -------------------    Payouts  sation<F15>
Principal Position              Year     ($)       ($)         ($)<F10>      ($)           (#)<F13>   (#)<F14>    ($)      ($)
------------------------------------------------------------------------------------------------------------------------------------
DONALD J. SHIPPAR               2004   388,321   452,487       5,309              0        13,905          0     88,508   61,286
President and CEO               2003   263,250   235,639       4,175              0         7,217          0     77,759   26,851
                                2002   231,041    25,132       3,360              0         7,217          0     52,961   27,896

DAVID G. GARTZKE                2004   519,863   512,431<F3> 125,504      1,091,950<F11>        0    663,950    251,803  110,347
Retired CEO; Retired President  2003   561,846   544,002      10,913              0             0    121,006    302,962   54,353
and CEO of ALLETE               2002   515,385         0       9,754              0             0    146,194     99,388   67,043
Automotive Services

JAMES K. VIZANKO                2004   282,140   334,437<F4>  15,384              0         8,635          0    108,570   43,533
Senior Vice President           2003   261,679   265,825<F5>  12,902              0        20,655          0     95,384   24,892
and Chief Financial Officer     2002   240,769         0      10,632              0        20,655          0     87,180   27,464

LAURA A. HOLQUIST               2004   188,193   300,588       9,752              0         3,708          0     37,759   30,816
President of ALLETE             2003   173,462   143,679       7,009              0         3,079          0     33,173   25,158
Properties, Inc.                2002   165,654   135,490       3,352              0         3,079          0     50,152   22,046

JAMES P. HALLETT                2004   325,168   191,366<F6>   2,805        464,324<F12>        0    265,580    140,632   50,641
Former Executive Vice President 2003   439,808   328,532<F7>   7,296              0             0     69,292    169,203   47,104
                                2002   420,692   153,344<F7>   5,724              0             0     69,292    117,912   47,516

MARK A. SCHOBER                 2004   200,423   217,508<F8>   3,557              0         3,579          0     54,123   28,050
Senior Vice President           2003   189,308   144,663<F9>   2,654              0         4,413          0     47,550   17,137
and Controller                  2002   179,000         0       1,975              0         4,413          0     66,259   18,916

CLAUDIA R. SCOTT WELTY          2004   203,866   165,661       2,956              0         3,557          0     41,294   30,147
Senior Vice President and       2003   181,000   106,568       2,690              0         3,367          0     36,279   18,377
Chief Administrative Officer    2002   178,231     9,027       1,937              0         3,367          0     51,605   20,013

------------------------------------------------------------------------------------------------------------------------------------

<F1>  Amounts shown include compensation earned by the named executive officers, as  well  as amounts  earned  but  deferred  at the election of those officers.
<F2>  Except as otherwise indicated by footnote, the "Bonus"  column  is  comprised  of  amounts earned pursuant to ALLETE's Results
      Sharing program and Executive  Annual  Incentive Plan. For bonuses paid in Common Stock,  the market value of the stock at the time of payment is included.
<F3>  Included in the amount shown for Mr. Gartzke is $100,000 paid  as  a  bonus  in  connection  with  the spin-off of ADESA. Also included in this amount is $386,370,  which was paid to Mr. Gartzke under ADESA's executive incentive  compensation plan based on ADESA's 2004  performance.  This amount  represents a prorated  portion of Mr. Gartzke's total annual award to capture that portion of 2004 during which ADESA was a subsidiary of ALLETE.
<F4>  Included in the amount shown for Mr. Vizanko is $81,600 paid as a bonus in connection with the spin-off of ADESA.


                                                                 8


<F5>  Included in the amount shown for Mr.  Vizanko is  $100,000  paid as  a  bonus  in  connection  with the sale of ALLETE's water services businesses.
<F6>  The amount shown was paid  to  Mr.  Hallett under  ADESA's  executive  incentive  compensation  plan  based  on  ADESA's  2004 performance. This amount  represents a prorated  portion of Mr.  Hallett's  total annual award to capture that portion of 2004 during which ADESA was a subsidiary of ALLETE.
<F7>  Included in the amount  shown for Mr.  Hallett is an annual retention bonus of $102,550 for 2002 and $162,750 for 2003 paid in a combination of Common Stock and cash.
<F8>  Included in the amount shown for Mr. Schober is $57,900 paid as a bonus in connection with the spin-off of ADESA.
<F9>  Included in the amount shown for Mr. Schober is $50,000 paid as a bonus in connection with the sale of ALLETE's water services businesses.
<F10> Amounts  shown  are  comprised of above-market interest on deferred compensation. Also included in the amount  shown  for  Mr.
      Gartzke in 2004 is $47,677 for relocation expenses and $36,571 for personal use of Company aircraft.
<F11> The amount shown represents the value of 41,497 restricted share units of  ADESA  common  stock  granted  on  June 15, 2004 in connection with the ADESA initial public offering and 4,304 restricted share units of ADESA granted on February 15, 2005 based on ADESA's 2004 performance,  and which latter amount is a prorated portion of Mr. Gartzke's total restricted share unit award to capture that portion of 2004 during which ADESA was a subsidiary of ALLETE. On December 31, 2004 the aggregate  outstanding restricted share units were valued at $971,897. Mr. Gartzke receives dividend equivalents on these restricted share units. The restricted share units will vest 100 percent on the third anniversary of the grant date and are subject to a change-in-control acceleration provision.
<F12> The amount shown represents the value of 16,599 restricted share  units of  ADESA  common  stock  granted  on June 15, 2004 in connection with the ADESA initial public offering and 2,132 restricted share units of ADESA granted on February 15, 2005 based on ADESA's 2004 performance,  and which latter amount is a prorated portion of Mr. Hallett's total restricted share unit award to capture that portion of 2004 during which ADESA was a subsidiary of ALLETE. On December 31, 2004 the aggregate  outstanding restricted share units were valued at $397,472. Mr. Hallett receives dividend equivalents on these restricted share units. The restricted share units will vest 100 percent on the third anniversary of the grant date and are subject to a change-in-control acceleration provision.
<F13> All  outstanding  ALLETE stock option awards were adjusted in connection with the spin-off  of  ADESA  and  the  one-for-three reverse stock split to preserve the economic value of the awards immediately prior to the spin-off and reverse stock split. To calculate the adjustment,  the number of shares underlying the original option award was multiplied by a ratio of .862 and the original option exercise price was divided by the same ratio.
<F14> All ALLETE stock option awards granted to Mr. Gartzke and Mr. Hallett prior to January 1, 2004 were  cancelled and replaced in connection with the spin-off of ADESA.  Each outstanding stock option award was replaced with a new award under the ADESA 2004
      Equity and Incentive Plan so that the economic value of the award immediately after the spin-off equaled the economic value of the award prior to the spin-off.  To calculate the new award, the number of ALLETE shares underlying the original option award was multiplied by a ratio of 1.630 and the original option exercise price was divided by the same ratio.
<F15> Included in 2004 is (i) ALLETE  contributions to the Retirement Savings and Stock Ownership Plan and the Flexible Benefit Plan
      (Mr.Shippar  $22,262, Mr. Gartzke $19,264, Mr. Vizanko $21,647, Ms. Holquist $18,917, Mr. Hallett $1,230, Mr. Schober $20,585,
      Ms. Welty $20,933);  (ii) ALLETE contributions to the ALLETE Supplemental  Executive Retirement Plan (Mr. Shippar $39,024, Mr.
      Gartzke $61,653,  Mr. Vizanko $21,886,  Ms. Holquist $11,899,  Mr. Hallett $28,002, Mr. Schober $7,465, Ms. Welty $9,214); and
      (iii) ADESA contributions to the ADESA Supplemental Executive Retirement Plan (Mr. Gartzke $29,430, Mr. Hallett $21,409).

      Included in 2003 is (i) ALLETE contributions  to the Retirement Savings and Stock Ownership Plan and the Flexible Benefit Plan
      (Mr. Shippar $19,342, Mr. Gartzke $21,042, Mr. Vizanko $19,342, Ms. Holquist $15,043, Mr. Hallett $3,100, Mr. Schober $17,137,
      Ms. Welty $17,504);  and (ii) ALLETE  contributions to the ALLETE Supplemental  Executive Retirement Plan (Mr. Shippar $7,509,
      Mr. Gartzke $33,311, Mr. Vizanko $5,550, Ms. Holquist $10,115, Mr. Hallett $44,004, Mr. Schober $0, Ms. Welty $873).

      Included in 2002 is (i) ALLETE  contributions to the Retirement Savings and Stock Ownership Plan and the Flexible Benefit Plan
      (Mr. Shippar $17,958, Mr. Gartzke $19,800, Mr. Vizanko $17,000, Ms. Holquist $12,814, Mr. Hallett $2,000, Mr. Schober $15,005,
      Ms. Welty $15,053);  and (ii) ALLETE  contributions to the ALLETE Supplemental  Executive Retirement Plan (Mr. Shippar $9,938,
      Mr. Gartzke $47,243, Mr. Vizanko $10,464, Ms. Holquist $9,232, Mr. Hallett $45,516, Mr. Schober $3,911, Ms. Welty $4,960).

                                               OPTION GRANTS IN LAST FISCAL YEAR
------------------------------------------------------------------------------------------------------------------------------
                                                         Individual Grants                                  Grant Date Value
------------------------------------------------------------------------------------------------------------------------------
                                  Number of         % of Total
                                  Securities     Options Granted        Exercise                               Grant Date
                                  Underlying     to Employees in         Price             Expiration         Present Value
Name                           Options Granted     Fiscal Year           ($/Sh)               Date                 ($)
------------------------------------------------------------------------------------------------------------------------------
Donald J. Shippar
  ALLETE Options                    13,905 <F1>        13.5               37.76         February 2, 2014         131,249 <F3>

David G. Gartzke
  ALLETE Options                         0                0                   0                        -               0
  ADESA Options                    663,950 <F2>        23.1               24.00            June 15, 2010       5,099,136 <F4>

James K. Vizanko
  ALLETE Options                     8,635 <F1>         8.4               37.76         February 2, 2014          81,506 <F3>

Laura A. Holquist
  ALLETE Options                     3,708 <F1>         3.6               37.76         February 2, 2014          35,000 <F3>

James P. Hallett
  ALLETE Options                         0                0                   0                        -               0
  ADESA Options                    265,580 <F2>         9.2               24.00            June 15, 2010       2,039,654 <F4>

Mark A. Schober
  ALLETE Options                     3,579 <F1>         3.5               37.76         February 2, 2014          33,782 <F3>

Claudia R. Scott Welty
  ALLETE Options                     3,557 <F1>         3.5               37.76         February 2, 2014          33,575 <F3>
------------------------------------------------------------------------------------------------------------------------------

<F1> Outstanding ALLETE stock option awards were adjusted in connection with the  spin-off  of  ADESA  and  the  one-for-three reverse  stock split of the Common  Stock to preserve the economic value of the awards immediately  prior to the spin-off and reverse stock split. To calculate the adjustment, the number of shares  underlying  the  original  option  award  was multiplied by a ratio of .862 and the original option exercise price was divided by the same ratio. Options vest in three equal  installments,  one on  each  of February 2, 2005, 2006 and 2007. The options are subject  to  a  change-in-control acceleration provision.
<F2> Options  vest in three equal  installments,  one on each of June 15, 2005, 2006 and 2007. Options granted are subject  to a  change-in-control acceleration provision.
<F3> The grant date dollar value of options is based on ALLETE's binomial  ratio (as of February 2, 2004) of .25. The binomial option valuation method is a mathematical model premised on immediate  exercisability and transferability of the options, which are not features of ALLETE's  options  granted to  executive  officers  and other  employees.  The values shown are theoretical and do not necessarily reflect the actual values the recipients may eventually  realize.  Any actual value to the  officer or other  employee  will  depend on the extent to which the market  value of Common  Stock at a future  date exceeds the exercise price. In addition to the option exercise price, the following assumptions for modeling were used to calculate the values shown for the options  granted in 2004:  (i) each option remains  outstanding  for a period of seven years;  (ii) expected  dividend  yield is 3.47 percent  (based on the most recent  quarterly  dividend);  (iii)  expected dividend  increase is 2 percent;  (iv)  expected  stock price  volatility  is .281 (based on 504 trading days previous to
     February 2, 2004); and (v) the risk-free rate of return is 3.92 percent (based on Treasury yields).
<F4> The grant  date  dollar value of  the  stock  options  is  based  on  ADESA's average Black-Scholes ratio (as of June 15,
     2004) of .32. The Black-Scholes option valuation method is a mathematical model premised on immediate  exercisability and transferability  of the  options,  which are not  features of ADESA's  options  granted to  executive  officers and other employees.  The values  shown are  theoretical  and do not  necessarily  reflect  the actual  values the  recipients  may eventually realize. Any actual value to the officer or other employee will depend on the extent to which the market value of the ADESA common stock at a future date exceeds the exercise  price.  In addition to the option  exercise  price,  the following  assumptions  for modeling were used to calculate the values shown in  accordance  with  Statement of Financial
     Accounting  Standard No. 123: (i) each option  remains  outstanding  for a period of three to five years;  (ii)  expected dividend yield is 1.25 percent;  (iii) expected stock price volatility is .39 (based on a peer group of companies serving the automotive  industry due to lack of stock price  volatility  for ADESA common stock);  and (iv) the risk-free rate of return of 3.3 percent to 3.9 percent (based on Treasury yields).

                                       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                                  AND FY-END OPTION VALUES
------------------------------------------------------------------------------------------------------------------------------

                                                                     Number of Securities           Value of Unexercised
                                                                     Underlying Unexercised            In-the-Money
                             Shares Acquired   Value Realized        Options at FY-End (#)          Options at FY-End ($)
Name                          on Exercise (#)        ($)         Exercisable    Unexercisable    Exercisable    Unexercisable
------------------------------------------------------------------------------------------------------------------------------
Donald J. Shippar                 11,444          206,885           20,250          17,514          193,192         46,772
David G. Gartzke                       0                0                0               0                0              0
James K. Vizanko                  15,382          230,419           20,655          18,963          143,815        133,848
Laura A. Holquist                  6,916           56,497            1,539           5,248           19,945         19,958
James P. Hallett                       0                0                0               0                0              0
Mark A. Schober                   14,344          159,614            4,413           5,786           30,726         28,602
Claudia R. Scott Welty                 0                0           22,500           5,241          275,712         21,824
------------------------------------------------------------------------------------------------------------------------------

         In the table directly above, the shares acquired and securities underlying options exerciseable and unexerciseable have been adjusted in connection with the spin-off of ADESA and one-for-three reverse stock split of the Common Stock to preserve the economic value of the options immediately prior to the spin-off and reverse stock split. To calculate the adjustment, the number of shares underlying the original option award was multiplied by a ratio of .862 and the original option exercise price was divided by the same ratio.

                            LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR
------------------------------------------------------------------------------------------------------------
                                                                           Estimated Future Payouts Under
                                   Number of Shares,    Performance          Non-Stock Price-Based Plans
                                   Units or Other     or Other Period  -------------------------------------
                                       Rights        Until Maturation   Threshold     Target        Maximum
Name                                    (#)             or Payout          (#)         (#)            (#)
------------------------------------------------------------------------------------------------------------
Donald J. Shippar                      3,476            1/04-12/05        1,738       3,476          6,952
                                       3,476            1/04-12/06        1,738       3,476          6,952
David G. Gartzke                           0                     -            -           -              -

James K. Vizanko                       2,159            1/04-12/05        1,079       2,159          4,317
                                       2,159            1/04-12/06        1,079       2,159          4,317
Laura A. Holquist                        927            1/04-12/05          463         927          1,854
                                         927            1/04-12/06          463         927          1,854
James P. Hallett                           0                     -            -           -              -

Mark A. Schober                          895            1/04-12/05          447         895          1,790
                                         895            1/04-12/06          447         895          1,790
Claudia R. Scott Welty                   890            1/04-12/05          445         890          1,779
                                         890            1/04-12/06          445         890          1,779
------------------------------------------------------------------------------------------------------------

         The table directly above reflects the number of shares of Common Stock that can be earned pursuant to the Executive Long-Term Incentive Compensation Plan for the 2004-2005 and 2004-2006 performance periods, if the Total Shareholder Return of the Company meets goals established by the Executive Compensation Committee. The goals are based on the Company's ranking against a peer group of 16 comparable companies. A threshold performance share award will be earned if the Company's Total Shareholder Return ranks at least 10th, a target award will be earned if the Company ranks at least 7th, and a maximum award will be earned if the Company ranks at least 3rd. For this comparison, the Total Shareholder Return ranking will be computed over the two-year period from January 1, 2004 through December 31, 2005, and over the three-year period from January 1, 2004 through December 31, 2006. Dividend equivalents accrue during the performance period and are paid in shares only to the extent performance goals are achieved. If earned, 100 percent of the performance shares will be paid in Common Stock after the end of the performance period. Payment is accelerated upon a change in control of the Company at 200 percent of the target number of performance shares granted as increased by dividend equivalents for the performance period. All awards shown in the table have been adjusted to reflect the spin-off of ADESA and the one-for-three reverse stock split of the Common Stock to preserve the economic value of the awards immediately prior to the spin-off and reverse stock split. To calculate the adjustment, the number of shares underlying each of the awards was multiplied by a ratio of .862.

RETIREMENT PLANS

         The following table sets forth examples of the estimated annual retirement benefits that would be payable to participants in ALLETE's Retirement Plan and Supplemental Executive Retirement Plan after various periods of service, assuming no changes to the plans and retirement at the normal retirement age of 65.

                                                   PENSION PLAN
                                                 Years of Service
------------------------------------------------------------------------------------------------------------
       Remuneration<F1>        15                20               25                30               35
------------------------------------------------------------------------------------------------------------
        $100,000            $12,000           $16,000          $30,200           $35,200          $40,200
         125,000             15,000            20,000           37,750            44,000           50,250
         150,000             18,000            24,000           45,300            52,800           60,300
         175,000             21,000            28,000           52,850            61,600           70,350
         200,000             24,000            32,000           60,400            70,400           80,400
         225,000             27,000            36,000           67,950            79,200           90,450
         250,000             30,000            40,000           75,500            88,000          100,500
         300,000             36,000            48,000           90,600           105,600          120,600
         400,000             48,000            64,000          120,800           140,800          160,800
         450,000             54,000            72,000          135,900           158,400          180,900
         500,000             60,000            80,000          151,000           176,000          201,000
         600,000             72,000            96,000          181,200           211,200          241,200
         700,000             84,000           112,000          211,400           246,400          281,400
         800,000             96,000           128,000          241,600           281,600          321,600
         900,000            108,000           144,000          271,800           316,800          361,800
       1,000,000            120,000           160,000          302,000           352,000          402,000
------------------------------------------------------------------------------------------------------------

<F1> Represents the highest annualized average compensation (salary and Results Sharing and Executive Annual
     Incentive bonuses) received for 48 consecutive months during the employee's last 15  years  of  service with ALLETE.

         Retirement benefit amounts shown are in the form of a straight-life annuity to the employee and are based on amounts listed in the Summary Compensation Table under the headings "Salary" and "Bonus." Retirement benefit amounts shown are not subject to any deduction for Social Security or other offset amounts. ALLETE's Retirement Plan provides that the benefit amount at retirement is subject to adjustment in future years to reflect changes in cost of living to a maximum adjustment of 3 percent per year. As of December 31, 2004 the executive officers named in the Summary Compensation Table had the following years of credited service under the plans:

         Donald J. Shippar   28 years     James P. Hallett          10 years
         David G. Gartzke    29 years     Mark A. Schober           27 years
         James K. Vizanko    27 years     Claudia R. Scott Welty    26 years
         Laura A. Holquist   18 years

         With certain exceptions,  the Internal Revenue Code of 1986, as amended
(Code), restricts the aggregate amount of annual pension benefits which may be paid to an employee under ALLETE's Retirement Plan to $165,000 for 2004. This amount is subject to adjustment in future years to reflect changes in the cost of living. ALLETE's Supplemental Executive Retirement Plan provides for supplemental payments by ALLETE to eligible executives (including the executive officers named in the Summary Compensation Table) in amounts sufficient to maintain total retirement benefits upon retirement at a level which would have been provided by ALLETE's Retirement Plan if benefits were not restricted by the Code.

REPORT OF BOARD'S EXECUTIVE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         Described below are the compensation policies of the Executive Compensation Committee of the Board (Compensation Committee) effective for 2004 with respect to the executive officers of ALLETE. Composed entirely of independent outside directors, the Compensation Committee is responsible for recommending to the Board policies which govern the executive compensation program of ALLETE and for administering those policies. The Compensation
Committee has retained the services of outside benefits and compensation consulting firms to assist the Compensation Committee in connection with the performance of such responsibilities.

         The role of the executive compensation program is to help ALLETE achieve its corporate goals by motivating performance, rewarding positive results and enhancing Total Shareholder Return, as discussed below. Recognizing that the potential impact an individual employee has on the attainment of corporate goals tends to increase at higher levels of responsibility within ALLETE, the executive compensation program provides greater visibility in compensating individuals based on results achieved as their responsibilities within ALLETE increase. In other words, individuals with the greatest potential impact on achieving the stated goals have the greatest amount to gain when goals are achieved and the greatest amount at risk when goals are not achieved.

         The program recognizes that, in order to attract and retain the exceptional executive talent needed to lead and grow ALLETE's businesses, compensation must be competitive in the national market. To determine market levels of compensation for executive officers in 2004, the Compensation Committee relied upon comparative information from general industrial companies in tandem with available specific industry data (i.e., electric utility, real estate, etc.), which was provided and reviewed by outside consultants. All data were analyzed to determine midpoint compensation levels for comparable positions in comparably sized companies, as measured by revenue. In establishing individual compensation levels, the Compensation Committee considers the level of responsibility of the position and the experience and past performance of the executive.

         Code Section 162(m) generally disallows a tax deduction to public companies for compensation over $1 million paid for any fiscal year to each of the corporation's CEO and four other most highly compensated executive officers as of the end of any fiscal year. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The awards granted to the executive officers under the Executive Long-Term Incentive Compensation Plan (and for Mr. Gartzke and Mr. Hallet, awards granted under the ADESA 2004 Equity and Incentive Plan) are intended to qualify as performance-based compensation within the meaning of Code Section 162(m). The Compensation Committee generally intends to structure executive compensation plans so that the Company may deduct all executive compensation, but reserves the ability to do otherwise if it is determined to be in the best interests of the Company and its shareholders.

         As described below, executive officers of ALLETE receive a compensation package which consists of three basic elements: base salary, performance-based compensation and supplemental executive benefits. The compensation of ALLETE's CEO for the year 2004 is discussed separately in the last section of this Compensation Committee report.

BASE SALARY

         Base salaries are set at a level so that the named executive officers' total compensation, including amounts paid under each of the performance-based compensation plans described below, will be near the midpoint of market compensation if the target level of performance is achieved under the performance-based compensation plans.

PERFORMANCE-BASED COMPENSATION

         The performance-based compensation plans of ALLETE are intended by the Compensation Committee to reward executives for achieving financial and non-financial goals that the Compensation Committee determines will be required to achieve ALLETE's strategic and budgeted goals.

         Performance goals under performance-based plans are established in advance by the Compensation Committee and the Board of Directors. Target performance levels under the annual performance-based plans are achieved if the business unit meets or exceeds its budget and, in the case of the long-term plan, if ALLETE achieves a Total Shareholder Return ranking of 7th or better compared to a peer group of 16 comparable companies. Total Shareholder Return includes stock price appreciation plus dividends throughout the relevant performance period. With target performance, it is the Compensation Committee's intent that executive compensation (including the value of stock options granted) will be near the midpoint of the relevant market. If no performance awards are earned and no value is attributed to the stock options granted, compensation of ALLETE's executive officers would be significantly below the midpoint market compensation level, while performance at increments above the target level would result in total compensation above the midpoint of the market.

         ALLETE's performance-based compensation plans include:

         - RESULTS SHARING. Approximately 50 percent of the Company's employees are eligible to participate in ALLETE's Results Sharing program. The Results Sharing award opportunities for 2004 were based on corporate operating income from continuing operations (before interest expense and income taxes) and business unit operating income. Target level performance is earned if budgeted goals are met. Target performance will result in an award of 5 percent of base salary, assuming safety, customer service and reliability, and environmental protection goals established by the Compensation Committee are also accomplished. The results shown in the Summary Compensation Table reflect earned awards averaging 10.4 percent of annual salary.

         - EXECUTIVE ANNUAL INCENTIVE PLAN. The Executive Annual Incentive Plan is intended to focus executive attention on meeting and exceeding annual financial and non-financial business unit goals established by the Compensation Committee. For 2004 financial performance measures were business unit contributions to operating income from continuing operations (before interest expense and income taxes) and operating free cash flow. These financial performance measures were chosen by the Compensation Committee because of their positive correlation over time with the Total Shareholder Return achieved by ALLETE for its shareholders. Target level performance is earned if budgeted financial results are exceeded. The 2004 financial and non-financial results substantially exceeded budgeted goals set by the Compensation Committee. The results shown in the Summary Compensation Table reflect earned awards ranging from 72.5 percent to 151.3 percent of December 1, 2004 base salary.

         - EXECUTIVE LONG-TERM INCENTIVE COMPENSATION PLAN (LTIP). Under the LTIP, the executive officers of ALLETE have been awarded stock options, which are granted annually, and performance shares, which beginning in 2004 are granted annually. The aggregate target value of the LTIP award to the executive officers (not including ALLETE's CEO) ranges from 35 percent to 60 percent of the executive officer's annual base salary. The target award value has been allocated 50 percent to stock options and 50 percent to performance shares. The stock options have value only if the Common Stock price appreciates above the price on the date of grant. The performance shares granted for the two-year performance period ending December 31, 2005 and the three-year performance period ending December 31, 2006 will have value if the Total Shareholder Return of ALLETE over the two-year and three-year periods rank at least 10th in a peer group of 16 comparable companies adopted by the Compensation Committee as appropriate comparators. Dividend equivalents accrue on performance shares during the performance period and are paid in Common Stock only to the extent performance goals are achieved. The maximum payout is 200 percent of the target award. If earned, the performance shares will be paid in Common Stock at the end of the performance period. The LTIP payout for 2004 shown in the Summary Compensation Table includes payment of the second 50 percent of the award earned for the performance period ending December 31, 2003, the first 50 percent of which was paid and reported in 2003.

         The Compensation Committee has determined that these awards under the performance-based compensation plans are consistent with its philosophy of aligning executive officers' interests with those of shareholders and with the performance of ALLETE.

SUPPLEMENTAL EXECUTIVE BENEFITS

         ALLETE has established a Supplemental Executive Retirement Plan (SERP) to compensate certain employees, including the executive officers, equitably by replacing benefits not provided by ALLETE's Flexible Benefit Plan and the Retirement Savings and Stock Ownership Plan due to government-imposed limits, and to provide retirement benefits that are competitive with those offered by other businesses with which ALLETE competes for executive talent. The SERP provides employees whose salary and bonus exceed the salary limitations within tax-qualified plans with additional benefits such that they receive in aggregate the benefits they would have been entitled to receive had such limitations not been imposed. The SERP also provides certain executive employees with a 40 percent supplemental tax benefit if a change in control of the Company results in the termination of the covered executives' employment and an immediate distribution in full of the covered executives' SERP account and/or Executive Investment Plan deferral account. The supplemental tax benefit applies only if the covered executive employee is not eligible for early retirement at the time of the change-in-control event.

CHIEF EXECUTIVE OFFICER COMPENSATION

         In connection with the spin-off of ADESA, Mr. Gartzke retired from ALLETE on May 31, 2004 and resigned as Chairman on September 20, 2004. He has served as chairman, president, and chief executive officer of ALLETE Automotive Services and ADESA since January 2004 and stayed on with ADESA following its spin-off from ALLETE on September 20, 2004.

         On January 21, 2004 the Board of Directors elected Mr. Shippar President and Chief Executive Officer of ALLETE. In connection with this action, the Board increased Mr. Shippar's salary from $270,270 to $350,000. In June 2004 the Board of Directors increased Mr. Shippar's annual base salary 14.3 percent to $400,000. Both of these salary adjustments were based on the recommendation of the Compensation Committee. The majority of this increase was to move Mr. Shippar's base salary toward the midpoint of salaries of chief executive officers of comparably-sized companies and the remainder related to his contributions to the performance of the Company. The Compensation Committee designed the CEO's compensation package to provide substantial incentive to achieve and exceed the Board's financial performance goals for the Company and Total Shareholder Return goals for the Company's shareholders.

         Under ALLETE's Results Sharing program, Mr. Shippar was awarded $38,017, or 9.8 percent of his annual salary. This Results Sharing award was based 25 percent on corporate operating income from continuing operations (before interest expense and income taxes) and 75 percent on energy services operating income from continuing operations (before interest expense and income taxes). Under the Executive Annual Incentive Plan in 2004, Mr. Shippar earned an award of $414,470, or 103.6 percent of his December 1, 2004 base salary, which rewarded Mr. Shippar for achieving 2004 corporate operating income from continuing operations (before interest expense and income taxes) and operating free cash flow that were significantly above budget, as well as for achievement of non-financial strategic goals established by the Compensation Committee.

         The compensation of the Company's CEO also contains elements which motivate him to focus on the longer-term performance of the Company. In 2004, under the LTIP, Mr. Shippar was awarded target opportunity with a value equal to 75 percent of his base salary. This value has been allocated 50 percent to stock options and 50 percent to performance shares. The stock options and performance shares have the same characteristics as those issued to other executive officers as described above. The LTIP payout for 2004 shown in the Summary Compensation Table includes a payment of the second 50 percent of the award earned for the performance period ending December 31, 2003, the first 50 percent of which was paid and reported in 2003.

March 22, 2005

Executive Compensation Committee

Jack I. Rajala, Chair
George L. Mayer
Roger D. Peirce
Nick Smith

EQUITY COMPENSATION PLAN INFORMATION

         The following table sets forth the Company securities available for issuance under ALLETE's equity compensation plans as of December 31, 2004.

                                               EQUITY COMPENSATION PLAN INFORMATION
------------------------------------------------------------------------------------------------------------------------------
                                          Number of Securities                                         Number of Securities
                                            to be Issued Upon            Weighted-Average              Remaining Available
                                               Exercise of               Exercise Price of             for Future Issuance
                                          Outstanding Options,          Outstanding Options,              Under Equity
Plan Category                             Warrants and Rights           Warrants and Rights            Compensation Plans <F1>
------------------------------------------------------------------------------------------------------------------------------
 Equity Compensation                            437,965                         $28.94                      1,682,635 <F2>
   Plans Approved by
   Security Holders

 Equity Compensation                                  0                            N/A                              0
   Plans Not Approved
   by Security Holders
------------------------------------------------------------------------------------------------------------------------------
 Total                                          437,965                         $28.94                      1,682,635
------------------------------------------------------------------------------------------------------------------------------

<F1> Excludes the number of securities to be issued upon exercise of outstanding options, warrants and rights.
<F2> The amount shown includes: (i) 1,396,072 shares available for issuance under the LTIP in the  form  of  options,  rights, restricted stock, performance units and shares, or other grants as approved by  the Compensation  Committee; (ii)  25,708 shares available for issuance under the Director Long-Term Stock Incentive Plan in the form of  options  and  performance shares; (iii) 115,272 shares available for issuance under the Director Stock Plan as payment for a portion of  the annual retainer  payable  to non-employee Directors; and  (iv)  145,583  shares  available  for  issuance  under  the ALLETE and
     Affiliated Companies Employee Stock Purchase Plan.

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of the Board is comprised of four non-employee Directors, each of whom has been determined by the Board to be "independent" under ALLETE's Corporate Governance Guidelines, and within the meaning of the rules of both the NYSE and the SEC. The Board has also determined that each member of the Audit Committee is financially literate and that Mr. Peirce and Ms. Ludlow are "audit committee financial experts" within the meaning of the rules of the SEC. The Audit Committee operates pursuant to a written charter that was amended and restated in January 2005. The current Audit Committee
Charter is  available  on the  Company's  website at  www.allete.com.  The Audit
Committee assists the Board's oversight of the integrity of ALLETE's financial reports, compliance with legal and regulatory requirements, the qualifications and independence of the independent registered public accounting firm, the audit process and internal controls. The Audit Committee reviews and recommends to the Board that the audited financial statements be included in ALLETE's Annual Report on Form 10-K.

         During 2004 the Audit Committee met and held separate discussions with members of ALLETE's management and the Company's independent registered public accounting firm, PricewaterhouseCoopers, regarding certain audit activities and the plans for and results of selected internal audits. The Audit Committee reviewed the quarterly financial statements. It reviewed with management and the independent registered public accounting firm the adequacy of the systems of internal controls, and the Company's compliance with laws and regulations. It also reviewed the Company's process for communicating its code of business conduct and ethics. The Audit Committee approved the appointment of PricewaterhouseCoopers as the Company's independent registered public accounting firm for the year 2005, subject to shareholder ratification. The Company's independent registered public accounting firm provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee discussed with the independent auditor the firm's independence.

         The Audit Committee has: (i) reviewed and discussed ALLETE's audited financial statements for the year ending December 31, 2004 with ALLETE's management and with ALLETE's independent registered public accounting firm; (ii) met with management to discuss all financial statements prior to their issuance and to discuss significant accounting issues; and (iii) discussed with ALLETE's independent registered public accounting firm the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards) which include, among other items, matters related to the conduct of the audit of ALLETE's financial statements. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

         Based on the above-mentioned review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in ALLETE's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the SEC.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

         The Audit Committee has pre-approval policies and procedures related to the provision of audit and non-audit services by the independent registered public accounting firm. Under these procedures, the Audit Committee pre-approves both the type of services to be provided by the independent registered public accounting firm and the estimated fees related to these services. During the pre-approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of the independent registered public accounting firm. The services and fees must be deemed compatible with the maintenance of the independence of the independent registered public accounting firm, including compliance with the SEC's rules and regulations.

         The Audit Committee will, as necessary, consider and, if appropriate, pre-approve the provision of additional audit and non-audit services by the independent registered public accounting firm that were not encompassed by the Audit Committee's annual pre-approval and that are not prohibited by law. The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve, on a case-by-case basis, these additional audit and non-audit services, provided that the Chair shall promptly report any decisions to pre-approve such services to the Audit Committee.

AUDIT AND NON-AUDIT FEES

         The following table presents fees for professional audit services rendered by PricewaterhouseCoopers for the audit of ALLETE's annual financial statements for the years ended December 31, 2004 and December 31, 2003, and fees billed for other services rendered by PricewaterhouseCoopers during those periods.

         All audit and non-audit services and fees for 2004 were pre-approved by the Audit Committee. We have considered and determined that the provision of the non-audit services noted below is compatible with maintaining PricewaterhouseCoopers' independence.

                                            2004                       2003
                                        -------------------------------------
         Audit Fees <F1>                $1,800,000                 $1,300,000
         Audit-Related Fees <F2>           130,000                    100,000
         Tax Fees <F3>                   1,040,000                  1,000,000
         All Other Fees                          0                          0
                                        -------------------------------------
         Total                          $2,970,000                 $2,400,000

<F1> Audit fees consisted of audit work performed on the integrated audit of the consolidated financial statements, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits and security offerings.
<F2> Audit-related  fees  consisted  of  assurance services, including audits of employee benefit plans and special procedures related to regulatory filings in 2003 and 2004.
<F3> Tax fees  were  comprised of tax  compliance services, including assistance with the preparation of tax returns and claims for tax refunds, and tax consultation and planning services, including assistance with tax audits and appeals, tax advice relating to the divestiture of ADESA, mergers and acquisitions, and employee benefit plans, and requests for rulings or technical advice from taxing authorities. In 2004 tax compliance services totaled $500,000, and tax consulting and planning services totaled
     $540,000. In 2003 tax compliance services totaled $500,000, and tax consulting and planning services totaled $500,000.

March 22, 2005

Audit Committee

George L. Mayer, Chair
Peter J. Johnson
Madeleine W. Ludlow
Roger D. Peirce

--------------------------------------------------------------------------------
ITEM NO. 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
             PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

         The Audit Committee of the Board recommends shareholder ratification of the appointment of PricewaterhouseCoopers as ALLETE's independent registered public accounting firm for the year 2005. PricewaterhouseCoopers has acted in this capacity since October 1963.

         A representative of PricewaterhouseCoopers will be present at the Annual Meeting, will have an opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions.

         In connection with the 2004 audit, PricewaterhouseCoopers read ALLETE's Annual Report and Form 10-K, audited the related consolidated financial statements, and performed interim reviews of the consolidated financial statements and certain filings of ALLETE with the Federal Energy Regulatory Commission and the SEC.

         The Board recommends a vote "FOR" ratifying the appointment of PricewaterhouseCoopers as ALLETE's independent registered public accounting firm for 2005.

ALLETE COMMON STOCK PERFORMANCE

         The following graph compares ALLETE's cumulative Total Shareholder Return on its Common Stock with the cumulative return of the S&P 500 Index and the Philadelphia Stock Exchange Utility Index (Philadelphia Utility Index). The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Because this composite index has a broad industry base, its performance may not closely track that of a composite index comprised solely of electric utilities. The Philadelphia Utility Index is a capitalization-weighted index of 20 utility companies involved in the production of electrical energy.

         The calculations assume a $100 investment on December 31, 1999 and reinvestment of dividends. The calculations further assume that the shares of ADESA common stock received in connection with the spin-off of ADESA were immediately sold and the proceeds invested in additional Common Stock.

[GRAPH OMITTED - TOTAL SHAREHOLDER PERFORMANCE GRAPH]

      TOTAL SHAREHOLDER RETURN FOR THE FIVE YEARS ENDING DECEMBER 31, 2004

                                1999   2000    2001    2002    2003    2004
                                -------------------------------------------
ALLETE                          $100   $155    $164    $154    $218    $234
S&P 500 Index                   $100    $91     $80     $62     $80     $89
Philadelphia Utility Index      $100   $150    $131    $107    $133    $168

--------------------------------------------------------------------------------
ITEM NO. 3 - APPROVAL OF ALLETE EXECUTIVE LONG-TERM INCENTIVE
             COMPENSATION PLAN
--------------------------------------------------------------------------------

         Shareholders are asked to approve an amendment to the ALLETE Executive Long-Term Incentive Compensation Plan (Plan) to become effective on January 1, 2006, which will allow the Plan to continue in effect, subject to the right of the Board of Directors to terminate the Plan at any time, until all shares subject to the Plan have been purchased or acquired. There were 1,700,111 shares available for issuance under the Plan as of March 11, 2005. As amended, no grants may be made under the Plan on or after January 1, 2016. The Plan currently provides that no grants may be made after December 31, 2005.

         The Plan is integral to ALLETE's ability to attract and retain talented executives and to more closely align their interests with those of shareholders and customers. Approximately 58 officers and key employees of ALLETE and its subsidiaries currently participate in the Plan. The following summary of the principal provisions of the Plan is not a complete description of all its terms and provisions. The Plan is included as an Appendix to this Proxy Statement.

         The Board of Directors recommends a vote "FOR" the amendment and continuation of the Plan.

GENERAL DESCRIPTION OF THE PLAN

         The purpose of the Plan is to promote the success and enhance the value of ALLETE by linking participants' personal interest to those of ALLETE shareholders and customers, and providing participants with an incentive for outstanding performance. The Plan is further intended to assist ALLETE in its ability to motivate, attract and retain the services of participants upon whom the successful conduct of its operations is largely dependent. The Plan originally became effective on January 1, 1996. Under the original terms of the Plan, no grants could be made under the Plan after the tenth anniversary of this original effective date. The proposed amendment sets an effective date of January 1, 2006 and allows grants to be made under the Plan for a period of ten years from this new effective date. The Board may, at any time, and from time to time, alter, amend, suspend, or terminate the Plan in whole or in part; provided, however, that no amendment which requires shareholder approval in order for the Plan to continue to comply with Section 422 of the Code, Section 303A.08 of the New York Stock Exchange Listed Company Manual, or any other applicable law, regulation or rule, will be effective unless approved by the shareholders. The Plan is administered by the Compensation Committee of the Board of Directors, which consists exclusively of "non-employee directors" as contemplated under Section 16(b)-3 of the Securities and Exchange Act of 1934, "outside Directors" as contemplated by Section 162(m) of the Code, and "independent directors" as contemplated by Section 303A.02 of the New York Stock Exchange Listed Company Manual. The Compensation Committee may award only those types of grants that either comply with the applicable requirements of Section 409A of the Code and related guidance, or do not result in the deferral of compensation within the meaning of that provision of the Code and related guidance.

         The Common Stock available for issuance under the Plan may be increased by shares tendered to exercise options or withheld to satisfy tax withholding requirements in connection with the Plan. If any corporate transaction occurs that causes a change in the corporate structure of ALLETE, the Compensation Committee is authorized to make such adjustments to the number and class of shares of stock delivered, and the number and class and/or price of shares of Common Stock subject to outstanding grants made under the Plan as it deems appropriate and equitable to prevent dilution or enlargement of participants' rights.

         Officers and key employees of ALLETE and its subsidiaries are eligible to participate in the Plan, as determined by the Compensation Committee, including employees who are members of the Board of Directors, but excluding Directors who are not employees.

PLAN BENEFITS

         During fiscal 2004 stock options to purchase 33,384 shares of Common Stock were granted to ALLETE's named executive officers, as set forth in the table captioned "Option Grants in Last Fiscal Year." Stock options were granted during the year to all executive officers of ALLETE as a group to purchase 44,999 shares of Common Stock at an average weighted exercise price of $37.76 per share. In addition, stock options were granted to all other eligible executive and key employees of ALLETE as a group to purchase 57,831 shares of Common Stock at an average weighted exercise price of $37.76 per share. The number of options or other awards to be granted in the future to ALLETE's executive officers and to other employees is not determinable at this time. On March 11, 2005 the closing price on the NYSE of Common Stock was $42.39 per share.

GRANTS UNDER THE PLAN

         STOCK OPTIONS. The Compensation Committee may grant incentive stock options, nonqualified stock options, or a combination thereof under the Plan. The option price for each such grant will be the fair market value of a share of Common Stock on the date of grant or such higher price as the Compensation Committee may determine. Options will expire at such times as the Compensation Committee determines at the time of grant; provided, however, that no option will be exercisable later than the tenth anniversary of its grant. Simultaneously with the grant of an option, a participant may receive dividend equivalents which entitles the participant to a right to receive amounts equal to the value of the dividends declared with respect to the number of shares held under option on all payment dates from the date of grant to the date of exercise. The Compensation Committee will determine at the time that dividend equivalents are granted the conditions, if any, to which the payment of such dividend equivalents is subject.

         Options granted under the Plan will be exercisable at such times and subject to such restrictions and conditions as the Compensation Committee shall approve; provided that no option may be exercisable prior to six months following its grant. The option exercise price is payable in cash, by shares of Common Stock having a fair market value equal to the exercise price, by share withholding or any combination of the foregoing. The Compensation Committee may allow, along with other means of exercise, cashless exercise as permitted under the Federal Reserve Board's Regulation T, subject to the applicable securities laws. The maximum number of shares of Common Stock subject to options which may be granted to any single participant during any calendar year is 100,000.

         Although the federal income tax rules may change at any time, generally, a participant does not recognize taxable income, and ALLETE is not entitled to a deduction upon the grant of an option. Upon the exercise of an option, the participant recognizes ordinary income equal to the excess of the fair market value of the shares of Common Stock acquired over the option exercise price. The amount of such excess is generally determined by reference to the fair market value of Common Stock on the date of exercise. ALLETE is generally entitled to a deduction equal to the compensation taxable to the participant as ordinary income.

STOCK APPRECIATION RIGHTS

         Stock appreciation rights (SAR) granted under the Plan may be in the form of freestanding SARs, tandem SARs, or a combination thereof. The base value of a freestanding SAR will be equal to the fair market value of a share of Common Stock on the date of grant. No SAR granted under the Plan may be exercisable prior to six months following its grant. The term of any SAR granted under the Plan will be determined by the Compensation Committee, provided that the term may not exceed ten years. Freestanding SARs may be exercised upon such terms and conditions as are imposed by the Compensation Committee and set forth in the SAR grant agreement. The base value of a tandem SAR will be equal to the option price of the related option. A tandem SAR may be exercised only with respect to the shares of Common Stock for which its related option is exercisable. Upon exercise of an SAR, a participant will receive payment from the Company equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the base value of the SAR multiplied by the number of shares with respect to which the SAR is exercised. Payment due to the participant upon exercise will be made in shares of Common Stock of equivalent value. The maximum number of SARs which may be granted to any single participant under the Plan in any calendar year is 100,000.

RESTRICTED STOCK

         Restricted stock may be granted in such amounts and subject to such terms and conditions as determined by the Compensation Committee; provided, however, the maximum number of shares of restricted stock that may be granted to any single participant during a calendar year is 20,000. The restriction will generally lapse on the basis of the passage of time. Participants holding restricted stock may exercise full voting rights with respect to those shares during the restricted period and will be credited with cash dividends and other distributions with respect to the shares.

         Subject to the Compensation Committee's right to determine otherwise at the time of grant, dividends or distributions credited during the restricted period will be subject to the same restrictions on transferability and forfeitability as the shares of restricted stock with respect to which they were paid. All dividends credited will be paid promptly following the vesting of the shares of restricted stock to which the dividends or other distributions relate.

PERFORMANCE UNITS AND PERFORMANCE SHARES

         Performance units and performance shares may be granted in the amounts and subject to the terms and conditions as determined by the Compensation Committee. The Compensation Committee will set performance goals, which, depending on the extent to which they are met during the performance periods established by the Compensation Committee, will determine the number and/or value of performance units/shares that will be paid out to participants. Performance periods will, in all cases, be at least six months in length.

         Simultaneously with the grant of performance shares, the participant may be granted dividend equivalents with respect to those performance shares. Dividend equivalents will constitute rights to be paid amounts equal to the dividends declared on an equal number of outstanding shares on all payment dates occurring during the period between the grant date of the performance shares and the date the performance shares are earned or paid out. Participants will receive payment on the value of performance units/shares earned after the end of the performance period. Payment of performance units/shares will be made in cash or shares of Common Stock or in a combination thereof, which have an aggregate fair market value equal to the value of the earned performance units/shares at the end of the applicable performance period, as the Compensation Committee determines. These shares may be granted subject to any restrictions deemed appropriate by the Compensation Committee.

         Unless and until the Compensation Committee proposes a change in the goals for shareholder vote or applicable tax and securities laws change to permit the Compensation Committee discretion to alter the performance goals without obtaining shareholder approval, the performance goals to be used for purposes of grants to officers and key employees will be based upon any one or more of the following: total shareholder return (measured as the sum of share price appreciation and dividends declared); return on invested capital, assets or net assets; share earnings/earnings growth; cash flow/cash flow growth; cost of services to customers; growth in revenue, sales, operating income, net income, stock price and/or earnings per share; return on shareholders' equity; economic value created; customer satisfaction and/or customer service quality; and operating effectiveness.

         The maximum award to any single participant with respect to performance units granted in any calendar year is 200 percent of base salary determined at the time the performance goals are set by the Compensation Committee but in no event more than $1 million. The maximum award to any single participant with respect to performance shares in any calendar year is 20,000.

OTHER GRANTS

         The Compensation Committee may make other grants which may include, without limitation, the grant of shares of Common Stock based on certain conditions, the payment of cash based upon performance goals or other criteria established by the Compensation Committee and the payment of shares in lieu of cash under other ALLETE incentive or bonus programs, in such manner and at such times as the Compensation Committee determines.

--------------------------------------------------------------------------------
                                 OTHER BUSINESS
--------------------------------------------------------------------------------

         The Board knows of no other business to be presented at the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying Proxy Card to vote pursuant to the proxies in accordance with their judgment in such matters.

         All shareholders are asked to promptly return their Proxy so that the necessary vote may be present at the meeting. We respectfully request that you vote your Proxy at your earliest convenience either by signing and returning the accompanying Proxy Card by mail, or by following the instructions on the Proxy Card to vote by a toll-free telephone call or online.

By order of the Board of Directors,

Deborah A. Amberg

Deborah A. Amberg
Vice President, General Counsel and Secretary

March 22, 2005
Duluth, Minnesota




DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

         Only one copy of ALLETE's 2004 Annual Report and Proxy Statement for the 2005 Annual Meeting of Shareholders will be delivered to an address where two or more shareholders reside unless ALLETE has received contrary instructions from a shareholder at the address. A separate Proxy Card and a separate notice of the Annual Meeting of Shareholders will be delivered to each shareholder at the shared address.

         If you are a shareholder who lives at a shared address and you would like additional copies of the 2004 Annual Report or this Proxy Statement, contact ALLETE Shareholder Services, 30 West Superior Street, Duluth, MN 55802-2093, telephone number 1-800-535-3056 or 1-218-723-3974, and we will promptly mail you copies.

         If you share the same address with another ALLETE shareholder and you currently receive multiple copies of annual reports or proxy statements, you may request delivery of a single copy of future annual reports or proxy statements at any time by calling ALLETE Shareholder Services at 1-800-535-3056 or by writing to ALLETE's stock transfer agent, Wells Fargo Bank, N.A., Shareowner Services, Attn: Householding, P.O. Box 64854, St. Paul, MN 55164-0854.

         If you did not receive the 2004 ALLETE Annual Report, which includes financial statements, please notify ALLETE Shareholder Services, 30 West Superior Street, Duluth, MN 55802-2093, telephone number 1-800-535-3056 or 1-218-723-3974, and a copy will be sent to you.

         Many brokerage firms and other holders of record have procedures for the delivery of single copies of company documents to households with multiple shareholders. If your family has one or more "street name" accounts under which you beneficially own shares of ALLETE Common Stock, please contact your broker, financial institution, or other holder of record directly if you require additional copies of the Proxy Statement or ALLETE's 2004 Annual Report, or if you have other questions or directions about your "street name" account.

                                                                        APPENDIX

                                     ALLETE

                 EXECUTIVE LONG-TERM INCENTIVE COMPENSATION PLAN

                AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2006


ARTICLE 1.        ESTABLISHMENT, PURPOSE AND DURATION

                  1.1 ESTABLISHMENT OF THE PLAN. ALLETE, Inc., a Minnesota corporation, formerly Minnesota Power & Light Company (hereinafter referred to as the "Company"), established an incentive compensation plan known as the "ALLETE Executive Long-Term Incentive Compensation Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of nonqualified stock options ("NQSO"), incentive stock options ("ISO"), stock appreciation rights ("SAR"), restricted stock, performance units, performance shares and other grants. Capitalized terms are defined in Article 17.

                  The Plan first became effective as of January 1, 1996, and shall remain in effect as provided in Section 1.3 herein. This Plan document reflects the amendment and restatement of the Plan which will become effective upon shareholder approval as of January 1, 2006 (the "Effective Date"), and applies to Grants issued on or after January 1, 2006, and Grants exercised on or after January 1, 2006.

                  1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of Company shareholders and customers, providing Participants with an incentive for outstanding performance.

                  The Plan is further intended to assist the Company in its ability to motivate, attract and retain the services of Participants upon whom the successful conduct of its operations is largely dependent.

                  1.3 DURATION OF THE PLAN. The Plan shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 13 herein, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions; provided, however, in no event may a Grant be made under the Plan on or after the tenth anniversary of the Effective Date.

ARTICLE 2.        ADMINISTRATION

                  2.1 THE COMMITTEE. The Plan shall be administered by the Executive Compensation Committee of the Board consisting of not less than three
(3) Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

                  The Committee, to the extent necessary, shall be comprised solely of Directors who are: (a) "non-employee directors" as contemplated by Rule 16b-3 under the Exchange Act; (b) "outside directors" as contemplated by
Section 162(m) of the Code; and (c)  "independent  directors" as contemplated by
Section 303A.02 of the New York Stock Exchange Listed Company Manual.

                  2.2 AUTHORITY OF THE COMMITTEE. The Committee shall have full power except as limited by law, the Articles of Incorporation and the Bylaws of the Company, subject to such other restricting limitations or directions as may be imposed by the Board and subject to the provisions herein, to determine the size and types of Grants; to determine the terms and conditions of such Grants in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 13 herein) to amend the terms and conditions of any outstanding Grant; provided, however, the Committee may award or grant only those types of Grants that either comply with the applicable requirements of
Section 409A of the Code and related guidance, or do not result in the deferral of compensation within the meaning of Section 409A of the Code and related guidance. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authorities as identified hereunder.

                  2.3 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its shareholders, Employees, Participants and their estates and beneficiaries.

                  2.4 COSTS. The Company shall pay all costs of administration of the Plan.

ARTICLE 3.        SHARES SUBJECT TO THE PLAN

                  3.1 NUMBER OF SHARES. Subject to Section 3.2 herein, the total number of Shares available for grant under the Plan shall not exceed three million, two hundred thirty three thousand, three hundred thirty three (3,233,333) Shares as authorized at the time of the annual meeting of shareholders on May 10, 2005 reduced by the number of Shares as to which Options or Shares have been granted or exercised. Shares may be (i) authorized but unissued Shares of common stock, or (ii) Shares purchased on the open market. Shares underlying lapsed or forfeited Grants, Grants that are not paid in shares, previously acquired Shares tendered to exercise an Option, or Shares withheld in accordance with Section 14.2 to satisfy tax withholding obligations may be re-used for other Grants.

                  Subject to Section 3.2 herein, to the extent consistent with Sections 422 and 424 of the Code, not more than an aggregate of three million, two hundred thirty three thousand, three hundred thirty three (3,233,333) Shares may be issued under Incentive Stock Options.

                  3.2 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Grants made under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Grant shall always be a whole number. Notwithstanding the foregoing or any Plan provision to the contrary, any substitution of a new Option pursuant to a corporate transaction for an outstanding Option or the assumption of an outstanding Option shall meet the requirements of Treasury Regulation Section 1.424-1. The preceding sentence shall apply to "incentive stock options" as that term is defined in Section 422 of the Code and nonqualified stock options.

ARTICLE 4.        ELIGIBILITY AND PARTICIPATION

                  4.1 ELIGIBILITY. Persons eligible to participate in the Plan include all officers and key employees of the Company and its Subsidiaries, as determined by the Committee, including Employees who are members of the Board, but excluding Directors who are not Employees.

                  4.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all Eligible Employees those to whom Grants shall be made and shall determine the nature and amount of each Grant.

ARTICLE 5.        STOCK OPTIONS

                  5.1 GRANT OF OPTIONS. Subject to the terms and conditions of the Plan, Options may be granted to an Eligible Employee at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Shares subject to Options granted to each participant (subject to Article 3 herein) and consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Options; provided, however, the maximum number of Shares subject to Options which may be granted to any single Participant during any one calendar year is one hundred thousand (100,000). The Committee may grant ISOs, NQSOs or a combination thereof.

                  5.2 OPTION GRANT AGREEMENT. Each Option grant shall be evidenced by an Option Grant Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, the Exercise Period and such other provisions as the Committee shall determine. The Option Grant Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

                  5.3 OPTION PRICE. The Option Price for each Option granted under the Plan shall be the Fair Market Value of a Share on the date of grant, or such higher price as the Committee may determine.

                  5.4 DURATION OF OPTIONS. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary of its date of grant.

                  5.5 DIVIDEND  EQUIVALENTS.  To the extent permitted by Section
2.2 herein, simultaneously with the grant of an Option, the Participant receiving the Option may be granted Dividend Equivalents with respect to the Shares subject to such Option. Dividend Equivalents shall constitute rights to amounts equal to the dividends declared on equal number of outstanding Shares on all payment dates occurring during the period between the grant date of an Option and the date the Option is exercised. The Committee shall determine at the time Dividend Equivalents are granted the conditions, if any, to which the payment of such Dividend Equivalents is subject.

                  5.6 EXERCISE OF AND PAYMENT FOR OPTIONS. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each Grant or for each Participant. However, in no event may an Option granted under the Plan become exercisable prior to six (6) months following the date of its grant.

                  A Participant may exercise an Option at any time during the Exercise Period. Options shall be exercised by the delivery of a written notice of exercise to the Company or its designated agent, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by provisions for full payment for the Shares.

                  The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, (b) by tendering, either by actual or constructive delivery, previously acquired Shares having an aggregate fair market value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six months prior to their tender to satisfy the Option Price), (c) by Share withholding or (d) by a combination of (a), (b), and/or
(c).

                  To the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, the Committee also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

                  As soon as practicable after receipt of a written notification of exercise of an Option and provisions for full payment therefor, the Company shall deliver to the Participant, in the Participant's name, Shares in an appropriate amount based upon the number of Shares purchased under the Option(s).

                  5.7 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions to comply with applicable Federal securities laws, with the requirements of any stock exchange or market upon which such Shares are then listed and/or traded and with any blue sky or state securities laws applicable to such Shares.

                  5.8 TERMINATION OF EMPLOYMENT. Each Option Grant Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Option Grant Agreement entered into with Participants, need not be uniform among all Options granted pursuant to the Plan or among Participants and may reflect distinctions based on the reasons for termination of employment.

                  5.9 NONTRANSFERABILITY OF OPTIONS. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her legal representative.

ARTICLE 6.        STOCK APPRECIATION RIGHTS

                  6.1 GRANT OF SARs. To the extent permitted by Section 2.2 herein, and subject to the terms and conditions of the Plan, an SAR may be granted to an Eligible Employee at any time and from time to time, as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs or any combination of these forms of SARs.

                  The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 3 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs; provided, however, the maximum number of SARs which may be granted to any single Participant during any one calendar year is one hundred thousand (100,000).

                  The Base Value of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The Base Value of Tandem SARs shall equal the Option Price of the related Option. In no event shall any SAR granted hereunder become exercisable within the first six (6) months of its grant.

                  6.2 SAR GRANT AGREEMENT. Each SAR grant shall be evidenced by a SAR Grant Agreement that shall specify the number of SARs granted, the Base Value, the term of the SAR (not to exceed ten (10) years), the Exercise Period and such other provisions as the Committee shall determine.

                  6.3 EXERCISE OF TANDEM SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

                  Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO;
(ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

                  6.4 EXERCISE OF FREESTANDING SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

                  6.5 EXERCISE AND PAYMENT OF SARs. A Participant may exercise an SAR at any time during the Exercise Period. SARs shall be exercised by the delivery of a written notice of exercise to the Company or its designated agent, setting forth the number of SARs being exercised. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount equal to the product of:

                      (a) the excess of (i) the Fair Market  Value of a Share on the date of exercise over (ii) the Base Value of the SAR, multiplied by

                      (b) the  number of Shares with respect to which the SAR is exercised.

                  The payment upon SAR exercise shall be in Shares of equivalent value.

                  6.6 TERMINATION OF EMPLOYMENT. Each SAR Grant Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the SAR Grant Agreement entered into with Participants, need not be uniform among all SARs granted pursuant to the Plan or among Participants and may reflect distinctions based on the reasons for termination of employment.

                  6.7 NONTRANSFERABILITY OF SARs. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her legal representative.

ARTICLE 7.        RESTRICTED STOCK

                  7.1 GRANT OF  RESTRICTED  STOCK.  To  the extent  permitted by
Section 2.2 herein, and subject to the terms and conditions of the Plan, Restricted Stock may be granted to Eligible Employees at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of shares of Restricted Stock granted to each Participant (subject to Article 3 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Restricted Stock; provided, however, the maximum number of shares of Restricted Stock which may be granted to any single Participant during any one calendar year is twenty thousand (20,000).

                  7.2 RESTRICTED  STOCK GRANT  AGREEMENT.  Each Restricted Stock
Grant shall be evidenced by a Restricted Stock Grant Agreement that shall specify the Period or Periods of Restriction, the number of Restricted Stock Shares granted and such other provisions as the Committee shall determine. The Period or Periods of Restriction shall end only on the terms and conditions determined by the Committee and specified in the Restricted Stock Grant Agreement, which may include the attainment of one or more Performance Goals or upon one or more specified dates.

                  7.3 TRANSFERABILITY. Except as provided in this Article 7, Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Grant Agreement. However, in no event may any Restricted Stock granted under the Plan become vested in a Participant prior to six (6) months following the date of its grant. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime and such rights are not assignable or transferable.

                  7.4  CERTIFICATE   LEGEND.   Each   certificate   representing
Restricted Stock granted pursuant to the Plan may bear a legend substantially as follows:

                  "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer as set forth in the ALLETE, Inc. Executive Long-Term Incentive Compensation Plan, and in a Restricted Stock Grant Agreement. A copy of such Plan and such Agreement may be obtained from ALLETE, Inc."

                  The Company shall have the right to retain the certificates representing Restricted Stock in the Company's possession until such time as all restrictions applicable to such Shares have been satisfied.

                  7.5 REMOVAL OF RESTRICTIONS. Except as otherwise provided in this Article 7, Restricted Stock shall become freely transferable by the Participant after the last day of the Period of Restriction applicable thereto. Once Restricted Stock is released from the restrictions, the Participant shall be entitled to have the legend referred to in Section 7.4 removed from his or her stock certificate.

                  7.6  VOTING   RIGHTS.   During  the  Period  of   Restriction,
Participants holding Restricted Stock may exercise full voting rights with respect to those Shares.

                  7.7 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Restricted Stock shall be credited with all regular cash dividends paid with respect to all Shares while they are so held. All cash dividends and other distributions paid with respect to Restricted Stock shall be credited to Participants subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid. If any such dividends or distributions are paid in Shares, such Shares shall be subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid. Subject to the restrictions on vesting and the forfeiture provisions, all dividends credited to a Participant shall be paid to the Participant promptly following the full vesting of the Restricted Stock with respect to which such dividends were paid. The provisions of this Section 7.7 are subject to the right of the Committee to determine otherwise at the time of grant.

                  7.8 TERMINATION OF EMPLOYMENT. Each Restricted Stock Grant Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Shares following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Restricted Stock Grant Agreement entered into with

Participants, need not be uniform among all grants of Restricted Stock or among Participants and may reflect distinctions based on the reasons for termination of employment.

ARTICLE 8.        PERFORMANCE UNITS AND PERFORMANCE SHARES

                  8.1 GRANT OF PERFORMANCE UNITS AND PERFORMANCE SHARES. To the extent permitted by Section 2.2, and subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to an Eligible Employee at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Units and/or Performance Shares granted to each Participant (subject to Article 3 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Grants; provided, however, the maximum award to any single Participant with respect to Performance Units granted in any one calendar year shall be 200% of base salary determined at the time the Performance Goals are established by the Committee, but in no event more than $1,000,000, and with respect to Performance Shares shall be twenty thousand (20,000) Shares.

                  8.2 PERFORMANCE UNIT/PERFORMANCE SHARE GRANT AGREEMENT. Each grant of Performance Units and/or Performance Shares shall be evidenced by a Performance Unit and/or Performance Share Grant Agreement that shall specify the number of Performance Units and/or Performance Shares granted, the initial value (if applicable), the Performance Period, the Performance Goals and such other provisions as the Committee shall determine, including, but not limited to, any right to Dividend Equivalents during or after the Performance Period.

                  8.3 VALUE OF PERFORMANCE UNITS/SHARES. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. The value of a Performance Share shall equal the value of one Share. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participants.

                  8.4 EARNING OF PERFORMANCE UNITS/SHARES. After the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout with respect to the Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved.

                  8.5 FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/SHARES. Payment of earned Performance Units/Shares shall be made following the close of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units/Shares in cash or in Shares (or in a combination thereof), which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.

                  8.6 DIVIDEND EQUIVALENTS.  To the  extent permitted by Section
2.2 herein, simultaneously with the grant of Performance Shares, the Participant may be granted Dividend Equivalents with respect to such Performance Shares. Dividend Equivalents shall constitute rights to amounts equal to the dividends declared on an equal number of outstanding Shares on all payment dates occurring during the period between the grant date and the date the Performance Shares are earned or paid out. The Committee shall determine at the time Dividend Equivalents are granted the conditions, if any, to which the payment of such Dividend Equivalents is subject.

                  8.7 TERMINATION OF EMPLOYMENT. Each Grant Agreement shall set forth the extent to which the Participant shall have the right to receive a Performance Unit/Share payout following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Grant Agreement entered into with the Participants, need not be uniform among all grants of Performance Units/Shares or among Participants and may reflect distinctions based upon reasons for termination of employment.

                  8.8 NONTRANSFERABILITY. Performance Units/Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, a Participant's rights under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her legal representative.

ARTICLE 9.        OTHER GRANTS

                  To the extent  permitted by Section 2.2 herein and  subject to
Article 3 herein, the Committee shall have the right to make other Grants which may include, without limitation, the grant of Shares based on certain conditions, the payment of cash based on Performance Goals, or other criteria established by the Committee, and the payment of Shares in lieu of cash under other Company incentive or bonus programs. Payment under or settlement of any such Grants shall be made in such manner and at such times as the Committee may determine.

ARTICLE 10.       BENEFICIARY DESIGNATION

                  Each  Participant  under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

                  The spouse of a married Participant domiciled in a community property jurisdiction shall join any designation of beneficiary or beneficiaries other than the spouse.

ARTICLE 11.       RIGHTS OF EMPLOYEES

                  11.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, for any reason or no reason in the Company's sole discretion, nor confer upon any Participant any right to continue in the employ of the Company.

                  11.2 PARTICIPATION. No Employee shall have the right to be selected to receive a Grant under the Plan, or, having been so selected, to be selected to receive a future Grant.

ARTICLE 12.       CHANGE IN CONTROL

                  Upon the occurrence of a Change in Control, unless otherwise specifically prohibited by the terms of Article 16 herein or unless the Committee provides otherwise prior to the Change in Control:

                  (a) Any and all  Options  and  SARs  granted  hereunder  shall become immediately exercisable;

                  (b) Any Period of  Restriction  and  restrictions  imposed  on
                      Restricted Stock shall be deemed to have expired;

                  (c) With respect to  all  outstanding  Grants  of  Performance
                      Units, Performance Shares and other performance-based Grants, the Committee (i) shall determine the greater of
                      (x) the payout at 100% of the number of Performance Units or Shares granted for the entire Performance Period and
                      (y) the payout based upon actual performance for the Performance Period ending as of the effective date of the Change in Control in either case after giving effect to the accumulation of Dividend Equivalents and (ii) shall pay to the Participants the greater of such amounts, prorated based upon the number of complete and partial calendar months within the Performance Period which have elapsed as of the effective date of the Change in Control in relation to the number of calendar months in the full Performance Period. Payment shall be made in cash or in stock, as determined by the Committee. However, there shall not be an accelerated payout under this Section 12(c) with respect to Grants of Performance Units, Performance Shares or other performance-based Grants which were made less than six (6) months prior to the effective date of the Change in Control; and

                  (d) All earned Performance Units, Performance Shares and other performance-based Grants (as increased by any Dividend Equivalents to the date of payment) not yet paid out shall be paid out immediately, in cash or in stock, as determined by the Committee.

ARTICLE 13.       AMENDMENT, MODIFICATION AND TERMINATION

                  13.1 AMENDMENT, MODIFICATION AND TERMINATION. The Board may, at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment which requires shareholder approval in order for the Plan to comply with Section 422 of the Code, Section 303A.08 of the New York Stock Exchange Listed Company Manual, or any other applicable law, regulation or rule, shall be effective unless such amendment shall be approved by the requisite vote of the shareholders of the Company entitled to vote thereon.

                  13.2 GRANTS PREVIOUSLY MADE. No termination, amendment or modification of the Plan shall adversely affect in any material way any Grant previously made under the Plan, without the written consent of the Participant holding such Grant unless such termination, modification or amendment is required by applicable law.

ARTICLE 14.       WITHHOLDING

                  14.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to a Grant made under the Plan; provided, however, with respect to any Grant that is subject to Section 409A of the Code, the Company may, to the extent permitted by
Section 409A of the Code, permit the acceleration of the time or schedule of a payment to pay the FICA Amount, and any related income tax at source imposed by
Section 3401 of the Code on the FICA Amount.

                  14.2 SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising out of or as a result of Grants made hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction; provided, however, with respect to any Grant that is subject to Section 409A of the Code, the Company may, to the extent permitted by
Section 409A of the Code, permit the acceleration of the time or schedule of a payment to pay the FICA Amount, and any related income tax at source imposed by
Section 3401 of the Code on the FICA Amount. All elections shall be irrevocable, made in writing and signed by the Participant.

ARTICLE 15.       SUCCESSORS

                  All obligations of the Company under the Plan, with respect to Grants made hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 16.       LEGAL CONSTRUCTION

                  16.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.

                  16.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                  16.3 REQUIREMENTS OF LAW. The making of Grants and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

                  Notwithstanding any other provision set forth in the Plan, if required by the then-current Section 16 of the Exchange Act, any "derivative security" or "equity security" offered pursuant to the Plan to any Insider may not be sold or transferred within the minimum time limits specified or required in such rule, except to the extent Rule 16b-3 exempts any such sale or transfer from the restrictions of Section 16. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then-current Rule 16a-l under the Exchange Act.

                  16.4 SECURITIES LAW COMPLIANCE. With respect to Insiders, transactions under the Plan are intended to comply with all applicable conditions of the Federal securities laws. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                  16.5 GOVERNING LAW. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with, and governed by, the laws of the State of Minnesota.

ARTICLE 17.       DEFINITIONS

                  Whenever used in the Plan, the following terms shall have the meanings set forth below and, when such meaning is intended, the initial letter of the word is capitalized:

                  "Base  Value" of an SAR shall  have the  meaning  set forth in
Section 6.1 herein.

                  "Board" or "Board of Directors" means the Board of Directors of the Company.

                  "Cause" means: (i) willful misconduct on the part of a Participant that is detrimental to the Company or (ii) the conviction of a Participant for the commission of a felony or crime involving moral turpitude. "Cause" under either (i) or (ii) shall be determined in good faith by the Committee.

                  "Change in Control" of the Company shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

                  (a)      the dissolution or liquidation of the Company;

                  (b) a reorganization, merger or consolidation of the Company with one or more unrelated corporations, as a result of which the Company is not the surviving corporation;

                  (c) the sale, exchange, transfer or other disposition of shares of the common stock of the Company (or shares of the stock of any person that is a shareholder of the Company) in one or more transactions, related or unrelated, to one or more Persons unrelated to the Company if, as a result of such transactions, any Person (or any Person and its affiliates) owns more than twenty percent (20%) of the voting power of the outstanding common stock of the Company; or

                  (d) the sale of all or substantially all the assets of the Company.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  "Committee" means the committee, as specified in Article 2, appointed by the Board to administer the Plan with respect to Grants.

                  "Company"  means  ALLETE,   Inc.,  a  Minnesota   corporation,
formerly known as Minnesota Power & Light Company, or any successor thereto as provided in Article 15 herein.

                  "Director" means any individual who is a member of the Board of Directors of the Company.

                  "Dividend Equivalent" means, with respect to Shares subject to Options or Performance Shares, a right to an amount equal to dividends declared on an equal number of outstanding Shares.

                  "Effective Date" means January 1, 2006.

                  "Eligible Employee" means an Employee who is eligible to participate in the Plan, as set forth in Section 4.1 herein.

                  "Employee" means any employee of the Company or any of its Subsidiaries, who is not covered by any collective bargaining agreement to which the Company or any of its Subsidiaries is a party. Directors who are not otherwise employed by the Company shall not be considered Employees under the Plan. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

                  "Exercise Period" means the period during which an SAR or Option is exercisable, as set forth in the related Grant Agreement.

                  "Fair Market Value" means the closing sale price as reported in the composite reporting system or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported.

                  "FICA Amount" means the FICA tax imposed on any Grant.

                  "Freestanding SAR" means an SAR that is granted independently of any Options.

                  "Grant" means, individually or collectively, a grant under the Plan of NQSOs, ISOs, SARs, Restricted Stock, Performance Units, Performance Shares or any other type of grant permitted under Article 9 of the Plan.

                  "Grant Agreement" means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to a Grant made to a Participant under the Plan.

                  "Incentive Stock Option" or "ISO" means an option to purchase Shares, granted under Article 5 herein, which is designated as an Incentive Stock Option and satisfies the requirements of Section 422 of the Code.

                  "Insider" means an Employee who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of the common stock of the Company, as contemplated by Section 16 of the Exchange Act.

                  "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares, granted under Article 5 herein, which is not intended to be an Incentive Stock Option.

                  "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

                  "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee and set forth in the Option Grant Agreement.

                  "Participant" means an Employee who has outstanding a Grant made under the Plan.

                  "Performance Goals" means, the general performance objectives, the attainment of which shall serve as a basis for the determination of the number or value of Restricted Stock, Performance Units, or Performance Shares granted under the Plan. Unless and until the Committee proposes for shareholder vote a change in the Performance Goals to be used for purposes of grants to Participants, the Performance Goals shall be based upon any one or more of the following:

                  (a) Total shareholder return (measured  as  the  sum  of Share price appreciation and dividends declared).

                  (b) Return on invested capital, assets or net assets.

                  (c) Share earnings/earnings growth.

                  (d) Cash flow/cash flow growth.

                  (e) Cost of services to consumers.

                  (f) Growth in revenue,  sales,  operating  income, net income, stock price and/or earnings per share.

                  (g) Return on shareholders' equity.

                  (h) Economic value created.

                  (i) Customer satisfaction and/or customer service quality.

                  (j) Operating effectiveness.

                  If applicable tax and securities laws change to permit Committee discretion to alter the governing Performance Goals without obtaining shareholder approval of such changes and without losing any income tax benefits to the Company, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

                  "Performance Period" means the period of time during which the Performance Goals will be measured to determine what, if any, Performance Units/Performance Shares have been earned. A Performance Period shall, in all cases, be at least six (6) months in length.

                  "Performance Share" means a Grant made to an Employee, as described in Article 8 herein.

                  "Performance Unit" means the right of a Participant to receive, upon satisfaction of the Performance Goal, an amount of cash or Shares equal to the difference between the value of the Performance Unit as the date of grant, which may be zero, and the value of the Performance Unit on the date the Performance Goals are met. The value of a Performance Unit at the date of grant is determined by the Committee and may be, but is not required to be, based on the underlying stock price. In accordance with the Plan, Performance Units may be paid in cash, shares, or a combination thereof, as determined by the Committee.

                  "Period of Restriction" means the period during which the transfer of Restricted Stock is limited, as provided in Article 7 herein.

                  "Person"  shall  have the  meaning  ascribed  to such  term in
Section 3(a)(9) of the Exchange Act, as used in Sections 13(d) and 14(d) thereof including usage in the definition of a "group" in Section 13(d) thereof.

                  "Restricted   Stock"  means  a  Grant  of  Shares  made  to  a
Participant pursuant to Article 7 herein.

                  "Retirement" shall, with respect to a Participant, have the meaning ascribed to such term in the tax qualified retirement plan maintained by the Company or Subsidiary for the benefit of such Participant. In the event Participant is eligible for benefits under more than one such tax qualified retirement plan, the earliest date provided under any of said plans shall be the meaning ascribed under this Plan.

                  "Shares" means the shares of common stock of the Company, without par value.

                  "Stock Appreciation Right" or "SAR" means a right, granted alone or in connection with a related Option, designated as an SAR, to receive a payment on the day the right is exercised, pursuant to the terms of Article 6 herein. Each SAR shall be denominated in terms of one Share.

                  "Subsidiary" means any corporation that is a "subsidiary corporation" of the Company as that term is defined in Section 424(f) of the Code.

                  "Tandem SAR" means an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall be similarly canceled).

          "Printed with soy based inks on recycled paper containing at least 10 percent fibers from paper recycled by consumers."

                   [RECYCLE LOGO] [LOGO PRINTED WITH SOY INK]

                                  [ALLETE LOGO]


                         ANNUAL MEETING OF SHAREHOLDERS
                              TUESDAY, MAY 10, 2005
                                   10:30 A.M.
                              DULUTH ENTERTAINMENT
                                CONVENTION CENTER
                                350 HARBOR DRIVE
                                   DULUTH, MN


--------------------------------------------------------------------------------


[ALLETE LOGO]  ALLETE, INC.
               30 WEST SUPERIOR STREET
               DULUTH, MINNESOTA 55802-2093                                PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON MAY 10, 2005.

Bruce W. Stender and Deborah A. Amberg, or either of them, with power of substitution, are hereby appointed Proxies of the undersigned to vote all shares of ALLETE, Inc. stock owned by the undersigned at the Annual Meeting of Shareholders to be held in the auditorium of the Duluth Entertainment Convention Center, 350 Harbor Drive, Duluth, Minnesota, at 10:30 a.m. on Tuesday, May 10, 2005, or any adjournments thereof, with respect to the election of Directors, ratification of the appointment of an independent registered public accounting firm, approval of the continuation of the executive long-term incentive compensation plan and any other matters as may properly come before the meeting.

THIS PROXY CONFERS AUTHORITY TO VOTE EACH PROPOSAL LISTED ON THE OTHER SIDE UNLESS OTHERWISE INDICATED. If any other business is transacted at said meeting, this Proxy shall be voted in accordance with the best judgment of the Proxies. The Board of Directors recommends a vote "FOR" each of the listed proposals. This Proxy is solicited on behalf of the Board of Directors of ALLETE, Inc., and may be revoked prior to its exercise. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE. ALTERNATIVELY, AUTHORIZE THE ABOVE-NAMED PROXIES TO VOTE THE SHARES REPRESENTED ON THIS PROXY CARD BY PHONE OR ONLINE AS DESCRIBED ON THE OTHER SIDE. Shares cannot be voted unless these instructions are followed, or other specific arrangements are made to have the shares represented at the meeting. By responding promptly, you may help save the costs of additional Proxy solicitations.

                      SEE REVERSE FOR VOTING INSTRUCTIONS.

                                                                      ----------
                                                                       COMPANY #
                                                                      ----------
THERE ARE THREE WAYS TO VOTE YOUR PROXY:

YOUR TELEPHONE OR ONLINE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE - TOLL FREE - 1-800-560-1965 - QUICK --- EASY --- IMMEDIATE

- Use any touch-tone telephone to vote your Proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 9, 2005.
- Please have your Proxy Card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

VOTE ONLINE - www.eproxy.com/ale/ - QUICK --- EASY --- IMMEDIATE

- Use the Internet to vote your Proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 9, 2005.
- Please have your Proxy Card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your Proxy Card and return it in the  postage-paid  envelope
we've  provided  or  return  it  to  ALLETE,   Inc.,  c/o  Shareowner   Services
(servicemark), P.O. Box 64873, St. Paul, MN 55164-0873.






       IF YOU VOTE BY PHONE OR ONLINE, PLEASE DO NOT MAIL YOUR PROXY CARD.

             - DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED -



           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 and 3.

1. Election of             01 Eddins     02 Johnson      03 Ludlow    04 Mayer
   Directors:              05 Peirce     06 Rajala       07 Shippar   08 Smith
                           09 Stender

/ / Vote FOR all nominees    / / Vote WITHHELD from all nominees
    (except as marked)

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY      ----------------------
INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S)
IN THE BOX PROVIDED TO THE RIGHT.)                        ----------------------



2. Ratification of the appointment of PricewaterhouseCoopers LLP as ALLETE's independent registered public accounting firm.

/ / For       / / Against       / / Abstain

3. Approval of the continuation of the ALLETE Executive Long-Term Incentive Compensation Plan.

/ / For       / / Against       / / Abstain


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ITEMS 1, 2 and 3.
                        ---

Address Change? Mark Box  / /     Indicate changes below:

                                             Date
                                                  ------------------------------

                                             -----------------------------------




                                             -----------------------------------
                                             Signature(s) in Box

                                             Please sign exactly as your name(s)
                                             appears on Proxy.  If held in joint
                                             tenancy,  all  persons should sign.
                                             Trustees,   administrators,   etc.,
                                             should include title and authority.
                                             Corporations  should  provide  full
                                             name of  corporation  and  title of
                                             authorized   officer   signing  the
                                             Proxy.

                                                                   [ALLETE LOGO]

YOU'RE INVITED -

ANNUAL MEETING OF SHAREHOLDERS
10:30 A.M. TUESDAY, MAY 10, 2005
DULUTH ENTERTAINMENT CONVENTION CENTER
DULUTH, MINNESOTA


Dear Shareholder:

It's my pleasure to invite you to ALLETE's Annual Meeting of Shareholders at 10:30 A.M. on Tuesday, May 10, in the Duluth Entertainment Convention Center. Our agenda will include business highlights from 2004 and our outlook for 2005.

Lunch will be served in the DECC's Lake Superior Ballroom after the meeting.

Please make plans to join us May 10. It will be a great opportunity to learn the latest information about ALLETE and enjoy the camaraderie of your fellow shareholders.

We look forward to seeing you.

Sincerely,


/s/ Bruce Stender

Bruce Stender
Chairman of the Board

PARKING - Free. Tell gate attendant you're a shareholder. Shuttle service begins at 9 A.M.

REGISTRATION - Begins at 9 A.M. inside DECC entrance. You'll receive a ticket for lunch and a ticket for a chance to win shares of ALLETE stock.

SCHEDULE - DECC Auditorium doors will open at 9:30 A.M. and the meeting will begin promptly at 10:30 A.M.

LUNCH - A box lunch will be served following the meeting in the Lake Superior Ballroom of the DECC.

QUESTIONS - Call Shareholder Services at 218-723-3974 or, toll-free, 1-800-535-3056.

CANCELLATIONS - If your plans change after you've sent in the reservation and you can't attend, please notify Shareholder Services.

--------------------------------------------------------------------------------
PLEASE COMPLETE AND MAIL THIS POSTAGE-PAID RESERVATION CARD AS SOON AS POSSIBLE.

--------------------                                    ------------------------
  Each shareholder      / / Yes, I will attend the         Do not enclose this
may bring one guest.        Annual Meeting and lunch.     card with your proxy.
--------------------                                    ------------------------


                                  Please PRINT

Shareholder's Name
                   -------------------------------------------------------------

Address                            City                State      ZIP
        -------------------------      ---------------      ------    ----------

Guest's Name
             -------------------------------------------------------------------

Shareholder's Name
                    ------------------------------------------------------------

Address                            City                State      ZIP
        -------------------------      ---------------      ------    ----------

Guest's Name
             -------------------------------------------------------------------

                                     [GRAPHIC OMITTED - Fim Markings]
                                                              -----------------
                                                                  NO POSTAGE
                                                                   NECESSARY
                                                                   IF MAILED
                                                                     IN THE
                                                                 UNITED STATES
                                                              -----------------
                                                 [GRAPHIC OMITTED - Solid bars
                                                  below indicia]


                 ----------------------------------------
                  BUSINESS REPLY MAIL
                  FIRST CLASS Permit No. 74 Duluth, MN
                 ----------------------------------------
                  POSTAGE WILL BE PAID BY ADDRESSEE

                  BERNADETTE NELSON
                  ALLETE
                  30 WEST SUPERIOR ST
                  DULUTH, MN 55802-9986


                                     [GRAPHIC OMITTED - Bar Code]

                                                 April __, 2005



Dear Shareholder:

     ALLETE has not yet received your vote on issues to come before the 2005 Annual Meeting of Shareholders on May 10, 2005. Proxy materials were sent to you on or about March 22, 2005. Please take a few moments to review the Proxy materials and vote your shares using one of the three options available to you:

     1. BY MAIL - Complete the enclosed duplicate Proxy Card and return it in the self-addressed stamped envelope provided;

     2. BY TELEPHONE - Call the toll-free number listed on the Proxy Card and follow the instructions; or

     3. ONLINE - Log onto the web site listed on the Proxy Card and follow the instructions.

     On behalf of the Board of Directors, we again extend to you a cordial invitation to attend ALLETE's Annual Meeting of Shareholders to be held in the auditorium of the Duluth Entertainment Convention Center, 350 Harbor Drive, Duluth, Minnesota on Tuesday, May 10, 2005 at 10:30 a.m.

     Your prompt response is appreciated.


                                                 Sincerely,




                                                 Deborah A. Amberg
                                                 Vice President, General Counsel
                                                 and Secretary


Enclosures